UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21852
COLUMBIA FUNDS SERIES TRUST II
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: August 31
Date of reporting period: August 31, 2011

Item 1.	Reports to Stockholders.
Annual Report

Annual Report
and Prospectus

Columbia
Diversified Bond Fund

Annual Report for the Period Ended
August 31, 2011
(Prospectus also enclosed)

Columbia Diversified Bond Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	44

Statement of Operations	46

Statement of Changes in Net Assets	48

Financial Highlights	51

Notes to Financial Statements	61

Report of Independent Registered Public Accounting Firm	86

Federal Income Tax Information	88

Board Members and Officers	89

Proxy Voting	97

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Diversified Bond Fund (the Fund) Class A shares gained 4.46% (excluding sales charge) for the 12 months ended August 31, 2011.

>	The Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 4.62% for the 12-month period.

>	The Fund also underperformed its peer group, as represented by the Lipper Intermediate Investment-Grade Debt Funds Index, which increased 4.52% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended August 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Diversified Bond Fund Class A (excluding sales charge)	+4.46%	+7.27%	+5.63%	+4.77%

Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+4.62%	+7.23%	+6.56%	+5.71%

Lipper Intermediate Investment-Grade Debt Funds Index (unmanaged)	+4.52%	+7.99%	+6.01%	+5.33%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/ expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at August 31, 2011
Since
Without sales charge	1 year	3 years	5 years	10 years	inception*
Class A (inception 10/3/74)	+4.46%	+7.27%	+5.63%	+4.77%	N/A

Class B (inception 3/20/95)	+3.67%	+6.46%	+4.83%	+3.97%	N/A

Class C (inception 6/26/00)	+3.68%	+6.47%	+4.84%	+3.98%	N/A

Class I (inception 3/4/04)	+4.82%	+7.73%	+6.00%	N/A	+5.08%

Class R (inception 12/11/06)	+4.19%	+6.98%	N/A	N/A	+5.16%

Class R3 (inception 12/11/06)	+4.44%	+7.17%	N/A	N/A	+5.38%

Class R4 (inception 3/20/95)	+4.71%	+7.41%	+5.72%	+4.90%	N/A

Class R5 (inception 12/11/06)	+4.77%	+7.61%	N/A	N/A	+5.75%

Class W (inception 12/01/06)	+4.46%	+7.21%	N/A	N/A	+5.27%

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	+4.23%**

With sales charge
Class A (inception 10/3/74)	-0.45%	+5.56%	+4.59%	+4.26%	N/A

Class B (inception 3/20/95)	-1.33%	+5.57%	+4.50%	+3.97%	N/A

Class C (inception 6/26/00)	+2.68%	+6.47%	+4.84%	+3.98%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.
**	Not annualized

4  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholder,

Columbia Diversified Bond Fund (the Fund) Class A shares (excluding sales charge) rose 4.46% for the 12 months ended August 31, 2011. The Fund underperformed both its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), which gained 4.62%, and its peer group, as represented by the Lipper Intermediate Investment-Grade Debt Funds Index, which returned 4.52%, during the same period.

Significant performance factors
The U.S. fixed income market generated positive returns overall for the 12 months ended August 31, 2011, but experienced significant volatility as driven by the implementation and then expiration of the Federal Reserve Board’s (the Fed’s) second round of quantitative easing, by fears of a double dip in the U.S. economy and by concerns regarding Europe’s sovereign debt crisis.

During the first four months of the annual period, the U.S. fixed income market posted negative returns overall. Economic data had begun to accelerate and some political uncertainty was cleared up following the November mid-term elections and the extension of the Bush-era tax cuts. The Fed formally announced its second round of quantitative easing, known as QE2, in November. With the unwinding of expectations of a

QUALITY BREAKDOWN(1) (at August 31, 2011)

AAA rating	10.6%

AA rating	39.9

A rating	11.2

BBB rating	23.7

Non-investment grade	7.3

Non-rated	7.3

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not Rated. Holdings of the fund other than bonds are categorized under Other.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  5

Manager Commentary (continued)

larger purchase program, yields on U.S. Treasury securities rose dramatically. Optimism about economic growth in 2011 further drove many investors out of higher quality fixed income securities. Overall, then, as investor sentiment improved and credit spreads, or risk premiums, tightened, lower quality fixed income sectors outperformed higher quality fixed income sectors during these months.

As the new year began, the U.S. fixed income market posted positive but muted returns. News flow during the first quarter of 2011 was dominated by unrest in the Middle East and North Africa and the disasters in Japan. While these events produced some sharp reactions in the financial markets, there were quick reversals, as investors quickly discounted any long-term implications. Indeed, the overall economic backdrop continued to improve, with payroll gains better, auto sales exceeding expectations, manufacturing

PORTFOLIO BREAKDOWN(1) (at August 31, 2011)

Corporate Bonds & Notes	38.3%

Residential Mortgage-Backed Securities — Agency	21.6

Residential Mortgage-Backed Securities — Non-Agency	1.1

Commercial Mortgage-Backed Securities — Agency	0.0	*

Commercial Mortgage-Backed Securities — Non-Agency	14.6

Asset-Backed Securities — Non-Agency	1.5

U.S. Treasury Obligations	20.6

Foreign Government Obligations	0.3

Municipal Bonds	0.4

Senior Loans	0.0	*

Preferred Stock	1.0

Other(2)	0.6

*	Rounds to less than 0.1%.
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

accelerating and consumer confidence bouncing back. Inflation, however, began to rise, with higher prices on food, energy and other commodities putting pressure on inflation globally. The Fed remained accommodative, with QE2 still in place. As a result, investors favored riskier assets during the quarter.

As upbeat expectations about the economy subsided amid concerns over European and U.S. economic growth and commodity prices declined, the U.S. fixed income market performed better in the second calendar quarter. Initial jobless claims accelerated and surveys of manufacturing indicated declines in activity. In turn, despite already low yields, U.S. Treasury securities rallied and most non-Treasury sectors lagged. Still, after a “risk off” trading climate for most of the second calendar quarter, austerity measures passed in Greece boosted many non-Treasury sectors in late June.

With the expiration of QE2 at the end of June 2011 and renewed concerns about sovereign debt in Europe, performance of the U.S. fixed income market in July and August was dominated by the political debacle surrounding the debt ceiling in the U.S. to avoid unprecedented default and by Standard & Poor’s historic downgrade of U.S. debt from its AAA rating. With inflation low and unemployment hovering near 10% virtually throughout the annual period, the Fed had maintained status quo in its resolve to keep the targeted federal funds rate in the 0% to 0.25% range for “an extended period.” In another historic move, the Fed announced in August that it would maintain the targeted federal funds rate at its near-zero level through mid-2013. It was the first time the Fed had pegged its “exceptionally low” rates to a specific date.

For the annual period as a whole, lower quality assets (BBB-rated securities) outperformed those of higher quality (AAA-rated securities) within the Barclays Capital Index. For example, corporate bonds overall performed well, as corporate balance sheets were generally healthy with profits strengthening after many companies cut costs dramatically during the downturn. Corporate bond returns were somewhat muted, however, in the last months of the annual period with looming concerns over the U.S. debt ceiling and the potential contagion effect of the European sovereign debt crisis. The financials industry within the investment grade corporate bond sector especially underperformed duration-equivalent U.S. Treasuries during the summer of 2011, giving back most of its gains from earlier in

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

the annual period. Commercial mortgage-backed securities (CMBS) also outperformed duration-equivalent U.S. Treasuries for the annual period as a whole, as negative fundamentals were overwhelmed by positive market stabilization, supply/demand imbalances, the power of various government support programs and a rebound from what we consider to be the greatly overdone 2008 market sell-off. Still, the CMBS sector weakened as 2011 progressed on heightened unemployment concerns.

U.S. Treasuries delivered positive returns for the period. Indeed, yields across the U.S. Treasury yield curve approached record lows during the annual period, although the yield curve remained at a historically steep level, meaning yields on longer-term U.S. Treasuries were higher than those on shorter-term U.S. Treasuries. For example, yields on two-year U.S. Treasuries fell 30 basis points, while yields on five-year U.S. Treasuries decreased 45 basis points. Volatility was particularly notable on ten-year U.S. Treasury securities, which started the annual period at 2.58%, climbed to 3.47% at the end of the first quarter of 2011 and ended at 2.23% on August 31, 2011, declining 35 basis points overall. Yields on 30-year U.S. Treasuries declined a more modest five basis points. (A basis point is equal to 1/100th of a percentage point.)

Sector allocation within the Fund and individual issue selection were positive contributors to its performance relative to the Barclays Capital Index for the annual period as a whole. However, such contributions were somewhat muted as gains garnered earlier in the annual period by significant allocations to CMBS and investment grade

The U.S. fixed income market generated positive returns overall for the 12 months ended August 31, 2011, but experienced significant volatility as driven by the implementation and then expiration of the Federal Reserve Board’s second round of quantitative easing, by fears of a double dip in the U.S. economy and by concerns regarding Europe’s sovereign debt crisis.

8  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

corporate bonds and exposure to high yield corporate bonds were eroded as the summer progressed. Spreads, or the differential in yields between these sectors and duration-equivalent U.S. Treasuries, widened as volatility heightened along with investor risk aversion amidst renewed fears over a potential Greek default and the broader Eurozone contagion effects. Issue selection among mortgage-backed securities, particularly higher coupon 30-year agency mortgage-backed securities, proved especially effective during the annual period.

The combination of duration and yield curve positioning detracted from the Fund’s results. The Fund was positioned with a yield curve flattening bias, meaning we anticipated a narrowing of the differential in yields between longer-term and shorter-term maturity securities. However, as the yield curve actually steepened during the annual period overall, such a flattening bias hurt. That said, the Fund’s yield curve positioning proved beneficial in July and August when the yield curve did begin to flatten. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Changes to the Fund’s portfolio
During the annual period, the most notable changes we made took place during the second quarter of 2011 after our team assumed the portfolio management of the Fund. We reduced the Fund’s positions in non-agency mortgage-backed securities, high yield corporate bonds and emerging market debt and added to its allocations to U.S. Treasury obligations, and, more modestly so, to CMBS and investment grade corporate bonds. Also, we reduced the Fund’s exposure to securities rated AAA and correspondingly increased its allocation to securities rated AA in response to changes in market conditions and opportunities we saw to add value for our shareholders without diminishing the Fund’s emphasis on higher quality assets. With these changes, the Fund’s portfolio turnover rate for the 12-month period, including mortgage dollar rolls, was 373%.*

*	A significant portion of the turnover was the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. Even after transaction costs, we expect this activity to enhance the returns on the overall Fund.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

Our future strategy
At the end of August 2011, we believed that stresses building in the Eurozone would remain a drag on the non-Treasury sectors of the fixed income market for some time going forward. We had already begun to see spillover of these financial tensions in both widening bond spreads, especially in the financials segment of the corporate bond sector, and increasing strains in short-term funding markets. Still, while we currently expect growth in both the U.S. and global economy to remain sluggish in the months ahead, we continued to see opportunities within the U.S. fixed income market.

We currently expect to maintain the Fund’s sizable allocation to investment grade corporate bonds. Within that allocation, we intend to maintain the Fund’s lesser exposure to cyclical industries, including the consumer-related industries. We also, at the end of the annual period, maintained a constructive view on CMBS, as we continue to believe that this fixed income sector continues to offer attractive risk/reward opportunities. While CMBS fundamentals remained off-peak, we had begun to see gradual, albeit uneven, improvement. Thus, within this sector, we favored, at the end of the annual period, high quality, senior tranche, earlier vintage loans.

All that said, we believe that security selection will remain key to Fund performance in the months ahead, and so, as always, we will maintain our

10  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

disciplined focus on individual security selection. In today’s market, our goal is to maintain an attractive yield profile with a focus on higher quality assets.

Carl Pappo, CFA Portfolio Manager	Alexander Powers Portfolio Manager

Michael Zazzarino Portfolio Manager	Brian Lavin, CFA Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Diversified Bond Fund Class A shares (from 9/1/01 to 8/31/11) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at August 31, 2011
	1 year	3 years	5 years	10 years
Columbia Diversified Bond Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,955	$11,763	$12,518	$15,179

Average annual total return	-0.45%	+5.56%	+4.59%	+4.26%

Barclays Capital U.S. Aggregate Bond Index(1)
Cumulative value of $10,000	$10,462	$12,329	$13,738	$17,425

Average annual total return	+4.62%	+7.23%	+6.56%	+5.71%

Lipper Intermediate Investment-Grade Debt Funds Index(2)
Cumulative value of $10,000	$10,452	$12,593	$13,388	$16,806

Average annual total return	+4.52%	+7.99%	+6.01%	+5.33%

Results for other share classes can be found on page 4.

12  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

(1)	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Intermediate Investment-Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  13

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until August 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
-	March 1, 2011	Aug. 31, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,034.30	$4.31	.84%

Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	.84%

Class B

Actual(b)	$1,000	$1,030.40	$8.14	1.59%

Hypothetical (5% return before expenses)	$1,000	$1,017.19	$8.08	1.59%

Class C

Actual(b)	$1,000	$1,030.40	$8.14	1.59%

Hypothetical (5% return before expenses)	$1,000	$1,017.19	$8.08	1.59%

Class I

Actual(b)	$1,000	$1,038.20	$2.52	.49%

Hypothetical (5% return before expenses)	$1,000	$1,022.74	$2.50	.49%

Class R

Actual(b)	$1,000	$1,033.00	$5.59	1.09%

Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55	1.09%

Class R3

Actual(b)	$1,000	$1,035.20	$5.34	1.04%

Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30	1.04%

Class R4

Actual(b)	$1,000	$1,036.50	$4.11	.80%

Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08	.80%

Class R5

Actual(b)	$1,000	$1,035.80	$2.82	.55%

Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80	.55%

Class W

Actual(b)	$1,000	$1,034.30	$4.31	.84%

Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28	.84%

Class Z

Actual(b)	$1,000	$1,035.60	$3.03	.59%

Hypothetical (5% return before expenses)	$1,000	$1,022.23	$3.01	.59%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended August 31, 2011: +3.43% for Class A, +3.04% for Class B, +3.04% for Class C, +3.82% for Class I, +3.30% for Class R, +3.52% for Class R3, +3.65% for Class R4, +3.58% for Class R5, +3.43% for Class W and +3.56% for Class Z.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  15

Portfolio of Investments
Columbia Diversified Bond Fund
August 31, 2011
(Percentages represent value of investments compared to net assets)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes 39.4%

Aerospace & Defense 0.5%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	$1,280,000	$1,267,200
Ducommun, Inc. Senior Notes(a)
07/15/18	9.750%	132,000	132,660
Huntington Ingalls Industries, Inc.(a)
03/15/18	6.875%	425,000	399,500
Huntington Ingalls Industries, Inc.(a)(b)
03/15/21	7.125%	602,000	565,880
Kratos Defense & Security Solutions, Inc. Senior Secured(b)
06/01/17	10.000%	1,460,000	1,500,150
L-3 Communications Corp.
02/15/21	4.950%	15,775,000	16,538,447
Moog, Inc. Senior Subordinated Notes
06/15/18	7.250%	478,000	493,535
Oshkosh Corp.(b)
03/01/17	8.250%	439,000	451,072
03/01/20	8.500%	636,000	655,875
Raytheon Co. Senior Unsecured
10/15/40	4.875%	3,120,000	3,082,535
TransDigm, Inc.(a)
12/15/18	7.750%	440,000	447,700

Total			25,534,554

Automotive 0.5%
Accuride Corp. Senior Secured(b)
08/01/18	9.500%	164,000	165,230
Allison Transmission, Inc.(a)
05/15/19	7.125%	371,000	348,740
Chrysler Group LLC/Co-Issuer, Inc.(a) Senior Secured
06/15/21	8.250%	562,000	480,510
Chrysler Group LLC/Co-Issuer, Inc.(a)(b) Senior Secured
06/15/19	8.000%	224,000	192,640
Dana Holding Corp.(b) Senior Unsecured
02/15/19	6.500%	380,000	373,350
02/15/21	6.750%	1,093,000	1,073,872
Delphi Corp.(a)(b) Senior Notes
05/15/19	5.875%	266,000	255,360
05/15/21	6.125%	177,000	169,920
FUEL Trust Secured(a)
06/15/16	3.984%	20,420,000	20,361,068
International Automotive Components Group SL Senior Secured(a)(c)
06/01/18	9.125%	79,000	77,618
Lear Corp.(b)
03/15/18	7.875%	1,651,000	1,750,060
03/15/20	8.125%	101,000	108,070
Visteon Corp. Senior Notes(a)(b)
04/15/19	6.750%	998,000	928,140

Total			26,284,578

Banking 8.1%
Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	5,321,000	6,119,576
Bank of New York Mellon Corp. (The)(b) Senior Unsecured
02/01/21	4.150%	23,231,000	24,584,182
Barclays Bank PLC(a)(c)(d)
09/29/49	7.434%	18,588,000	16,729,200
12/31/49	6.860%	30,666,000	23,766,150
12/31/49	7.375%	6,305,000	6,241,950
Capital One/IV(b)(d)
02/17/37	6.745%	20,465,000	19,927,794
Capital One/V
08/15/39	10.250%	26,080,000	27,073,648
Discover Bank Subordinated Notes(b)
11/18/19	8.700%	10,930,000	12,879,890
Fifth Third Bank Senior Unsecured(d)
05/17/13	0.402%	4,100,000	4,011,046
HBOS PLC Subordinated Notes(a)(c)
05/21/18	6.750%	18,870,000	17,458,071

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Banking (cont.)
HSBC U.S.A., Inc. Subordinated Notes(b)
09/27/20	5.000%	$12,395,000	$11,982,767
JPMorgan Chase Capital XVII
08/01/35	5.850%	1,150,000	1,126,729
JPMorgan Chase Capital XX
09/29/36	6.550%	13,585,000	13,529,655
JPMorgan Chase Capital XXII
02/02/37	6.450%	2,060,000	2,041,328
JPMorgan Chase Capital XXIII(d)
05/15/47	1.286%	3,730,000	2,574,457
JPMorgan Chase Capital XXV(b)
10/01/37	6.800%	11,685,000	11,637,559
Lloyds Banking Group PLC(a)(c)
11/29/49	6.267%	970,000	552,900
Merrill Lynch & Co., Inc.(b) Senior Unsecured
04/25/13	6.150%	340,000	353,660
Subordinated Notes
05/02/17	5.700%	9,095,000	8,899,858
National City Preferred Capital Trust I(d)
12/31/49	12.000%	22,006,000	23,866,167
PNC Financial Services Group, Inc.(d)
12/31/49	6.750%	9,270,000	8,983,650
State Street Corp.
03/15/18	4.956%	35,710,000	38,650,111
Senior Secured
03/07/16	2.875%	875,000	903,992
U.S. Bancorp
02/01/16	3.442%	34,755,000	35,799,179
USB Capital XIII Trust
12/15/39	6.625%	31,834,000	32,217,600
Wells Fargo & Co. Senior Unsecured(b)
06/15/16	3.676%	42,275,000	44,689,917
Wells Fargo Capital X
12/15/36	5.950%	5,690,000	5,563,466

Total			402,164,502

Brokerage 0.1%
E*Trade Financial Corp. Senior Unsecured
06/01/16	6.750%	665,000	678,300
E*Trade Financial Corp.(b) Senior Unsecured PIK
11/30/17	12.500%	500,000	575,000
Eaton Vance Corp. Senior Unsecured
10/02/17	6.500%	3,410,000	4,007,330
Nuveen Investments, Inc.(b)
11/15/15	10.500%	185,000	178,525

Total			5,439,155

Building Materials 0.1%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	1,358,000	1,300,285
Euramax International, Inc. Senior Secured(a)
04/01/16	9.500%	540,000	464,400
Interface, Inc.(b)
12/01/18	7.625%	419,000	428,951
Nortek, Inc.(a)(b)
12/01/18	10.000%	96,000	91,680
04/15/21	8.500%	552,000	471,960

Total			2,757,276

Chemicals 0.6%
CF Industries, Inc.
05/01/18	6.875%	729,000	823,770
05/01/20	7.125%	525,000	601,125
Celanese U.S. Holdings LLC(b)
06/15/21	5.875%	115,000	115,288
Chemtura Corp.(b)
09/01/18	7.875%	367,000	377,093
Dow Chemical Co. (The) Senior Unsecured
02/15/15	5.900%	5,580,000	6,254,142
Dow Chemical Co. (The)(b) Senior Unsecured
11/15/20	4.250%	8,685,000	8,870,329
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02/01/18	8.875%	1,578,000	1,475,430
Hexion U.S. Finance Corp./Nova Scotia ULC(b) Secured
11/15/20	9.000%	238,000	207,655
Lubrizol Corp. Senior Unsecured(b)
02/01/19	8.875%	4,565,000	6,181,215
Lyondell Chemical Co. Senior Secured(a)
11/01/17	8.000%	446,000	492,830
MacDermid, Inc. Senior Subordinated Notes(a)
04/15/17	9.500%	480,000	456,000
Nalco Co.(a)
01/15/19	6.625%	1,144,000	1,258,400

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Chemicals (cont.)
Nova Chemicals Corp. Senior Unsecured(b)(c)
11/01/16	8.375%	$879,000	$943,826
Polypore International, Inc.
11/15/17	7.500%	1,130,000	1,118,700

Total			29,175,803

Construction Machinery 0.1%
Case New Holland, Inc. Senior Notes
12/01/17	7.875%	1,022,000	1,106,315
Columbus McKinnon Corp.
02/01/19	7.875%	500,000	492,500
Manitowoc Co., Inc. (The)(b)
11/01/20	8.500%	855,000	850,725
Neff Rental LLC/Finance Corp. Secured(a)(b)
05/15/16	9.625%	765,000	680,850
RSC Equipment Rental, Inc./Holdings III LLC
11/15/19	10.250%	440,000	452,100
RSC Equipment Rental, Inc./Holdings III LLC(b)
02/01/21	8.250%	480,000	447,600
United Rentals North America, Inc.(b)
12/15/19	9.250%	901,000	932,535
09/15/20	8.375%	760,000	693,500
Xerium Technologies, Inc.(a)
06/15/18	8.875%	445,000	418,300

Total			6,074,425

Consumer Cyclical Services —%
Garda World Security Corp. Senior Unsecured(a)(c)
03/15/17	9.750%	253,000	263,120
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	490,000	486,325
West Corp.
10/01/18	8.625%	579,000	564,525

Total			1,313,970

Consumer Products 0.1%
Central Garden and Pet Co.
03/01/18	8.250%	770,000	750,750
Sealy Mattress Co.(b)
06/15/14	8.250%	380,000	371,450
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	1,279,000	1,387,715
Visant Corp.(b)
10/01/17	10.000%	460,000	448,500

Total			2,958,415

Diversified Manufacturing 0.1%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	945,000	973,350
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	921,000	978,563
SPX Corp.(a)
09/01/17	6.875%	259,000	270,008
Tomkins LLC/Inc. Secured(a)(b)
10/01/18	9.000%	920,000	975,200
WireCo WorldGroup, Inc. Senior Unsecured(a)(b)
05/15/17	9.750%	1,111,000	1,141,552

Total			4,338,673

Electric 5.8%
AES Corp. (The)(a)(b) Senior Notes
07/01/21	7.375%	635,000	641,350
AES Corp. (The)(b) Senior Unsecured
06/01/20	8.000%	241,000	253,050
Alabama Power Co. Senior Unsecured(b)
03/15/41	5.500%	21,058,000	24,202,991
Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	11,005,000	12,923,920
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	370,000	380,175
12/15/15	6.875%	910,000	1,017,369
Calpine Corp. Senior Secured(a)(b)
02/15/21	7.500%	981,000	993,263
CenterPoint Energy Houston Electric LLC
03/01/14	7.000%	10,895,000	12,439,986
Commonwealth Edison Co. 1st Mortgage(b)
08/15/16	5.950%	595,000	694,285
Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%	425,000	554,611

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Electric (cont.)
Consumers Energy Co. 1st Mortgage
02/15/14	6.000%	$3,855,000	$4,262,867
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	24,660,000	28,405,509
Dominion Resources, Inc. Senior Unsecured
08/01/33	5.250%	12,230,000	13,935,596
Dominion Resources, Inc.(b) Senior Unsecured
08/15/19	5.200%	4,005,000	4,586,906
Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	7,000,000	8,351,882
Duke Energy Ohio, Inc. 1st Mortgage
04/01/19	5.450%	9,235,000	10,962,952
Edison Mission Energy Senior Unsecured(b)
05/15/17	7.000%	885,000	619,500
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured(b)
12/01/20	10.000%	579,000	584,136
Florida Power Corp. 1st Mortgage
06/15/18	5.650%	4,815,000	5,731,540
GenOn Energy, Inc. Senior Unsecured(b)
10/15/18	9.500%	380,000	380,000
Georgia Power Co. Senior Unsecured
09/01/40	4.750%	545,000	543,039
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	9,103,000	10,367,916
Midwest Generation LLC Pass-Through Certificates(b)
01/02/16	8.560%	417,455	411,194
NRG Energy, Inc.(b)
01/15/17	7.375%	1,472,000	1,516,160
Nevada Power Co.
04/15/12	6.500%	1,000,000	1,035,476
01/15/15	5.875%	23,608,000	26,726,381
05/15/18	6.500%	9,867,000	11,833,582
Nevada Power Co.(b)
08/01/18	6.500%	9,145,000	11,054,304
05/15/41	5.450%	14,870,000	16,568,706
Niagara Mohawk Power Corp. Senior Unsecured(a)
08/15/19	4.881%	3,860,000	4,320,413
Ohio Edison Co. Senior Unsecured(b)
05/01/15	5.450%	2,280,000	2,542,633
Ohio Power Co. Senior Unsecured
01/15/14	4.850%	720,000	779,797
Oncor Electric Delivery Co. LLC Senior Secured(b)
09/30/40	5.250%	11,925,000	12,619,512
Progress Energy, Inc. Senior Unsecured
03/15/14	6.050%	5,710,000	6,360,991
12/01/19	4.875%	1,370,000	1,517,143
Southern California Edison Co. 1st Mortgage(b)
09/01/40	4.500%	5,820,000	5,845,346
Tampa Electric Co. Senior Unsecured(b)
05/15/18	6.100%	12,949,000	15,391,596
Texas Competitive Electric Holdings Co. LLC/Finance, Inc. Senior Secured(a)(b)
10/01/20	11.500%	246,000	210,945
Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	14,445,000	16,663,723
TransAlta Corp. Senior Unsecured(c)
01/15/15	4.750%	8,145,000	8,823,735

Total			287,054,480

Entertainment 0.2%
AMC Entertainment, Inc.(b)
06/01/19	8.750%	380,000	382,850
Cinemark U.S.A., Inc.(a)
06/15/21	7.375%	122,000	118,035
Speedway Motorsports, Inc.
06/01/16	8.750%	1,020,000	1,078,650
02/01/19	6.750%	286,000	271,700
Time Warner, Inc.
03/29/41	6.250%	4,925,000	5,466,745
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(e)(f)
07/01/15	9.300%	3,395,994	3,418,068

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Entertainment (cont.)
Vail Resorts, Inc.(a)(b)
05/01/19	6.500%	$142,000	$142,000

Total			10,878,048

Environmental —%
Clean Harbors, Inc. Senior Secured(b)
08/15/16	7.625%	220,000	232,650

Food and Beverage 1.2%
ARAMARK Holdings Corp. Senior Notes PIK(a)(b)
05/01/16	8.625%	215,000	215,537
Coca-Cola Co. (The) Senior Notes(a)(b)
09/01/21	3.300%	20,735,000	21,169,474
ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	6,685,000	7,375,166
Dean Foods Co.(b)
12/15/18	9.750%	286,000	292,435
Hershey Co. (The) Senior Unsecured(b)
12/01/20	4.125%	380,000	414,249
Kraft Foods, Inc. Senior Unsecured
08/11/17	6.500%	7,540,000	9,071,294
02/01/18	6.125%	5,695,000	6,739,110
08/23/18	6.125%	2,605,000	3,097,103
SABMiller PLC Senior Unsecured(a)(c)
07/15/18	6.500%	8,815,000	10,613,022

Total			58,987,390

Gaming 0.1%
Boyd Gaming Corp. Senior Notes(a)(b)
12/01/18	9.125%	631,000	589,985
Caesars Entertainment Operating Co., Inc. Secured
12/15/18	10.000%	222,000	174,270
Senior Secured
06/01/17	11.250%	718,000	773,645
MGM Resorts International Senior Unsecured
03/01/18	11.375%	404,000	437,330
MGM Resorts International(b) Senior Secured
03/15/20	9.000%	862,000	930,960
Penn National Gaming, Inc. Senior Subordinated Notes(b)
08/15/19	8.750%	73,000	77,562
ROC Finance LLC/1 Corp. Secured(a)
09/01/18	12.125%	336,000	346,080
Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	92,000	93,380
Seneca Gaming Corp.(a)(b)
12/01/18	8.250%	1,214,000	1,192,755
Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	290,000	292,900

Total			4,908,867

Gas Distributors —%
Energy Transfer Equity LP Senior Secured(b)
10/15/20	7.500%	425,000	438,813

Gas Pipelines 4.5%
Colorado Interstate Gas Co. Senior Unsecured
11/15/15	6.800%	51,311,000	60,142,034
El Paso Corp. (b) Senior Unsecured
09/15/20	6.500%	1,495,000	1,614,600
01/15/32	7.750%	506,000	566,139
Enterprise Products Operating LLC
02/01/41	5.950%	7,230,000	7,514,407
Enterprise Products Operating LLC(b)
02/15/42	5.700%	9,520,000	9,626,205
Kinder Morgan Energy Partners LP Senior Unsecured(b)
09/01/39	6.500%	435,000	469,097
NGPL PipeCo LLC Senior Unsecured(a)
12/15/12	6.514%	635,000	657,040
Nisource Finance Corp.
03/01/13	6.150%	11,687,000	12,447,695
07/15/14	5.400%	525,000	580,296
09/15/17	5.250%	31,052,000	34,773,054
Nisource Finance Corp.(b)
09/15/20	5.450%	5,980,000	6,718,123
Northwest Pipeline GP Senior Unsecured
06/15/16	7.000%	6,639,000	7,974,495
04/15/17	5.950%	10,420,000	12,474,891

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Gas Pipelines (cont.)
Plains All American Pipeline LP/Finance Corp.
02/01/21	5.000%	$11,000,000	$11,703,747
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	410,000	448,950
07/15/21	6.500%	861,000	863,152
Regency Energy Partners LP/Finance Corp.(b)
12/01/18	6.875%	809,000	827,203
Southern Natural Gas Co. Senior Unsecured
03/01/32	8.000%	445,000	569,499
Southern Natural Gas Co.(a) Senior Unsecured
04/01/17	5.900%	11,121,000	12,792,497
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	2,580,000	2,528,400
TransCanada PipeLines Ltd.(b)(c)(d)
05/15/67	6.350%	12,063,000	12,160,976
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	21,216,000	24,893,730

Total			222,346,230

Health Care 0.6%
AMGH Merger Sub, Inc. Senior Secured(a)
11/01/18	9.250%	759,000	768,488
American Renal Associates Holdings, Inc. Senior Unsecured PIK(a)
03/01/16	9.750%	130,000	128,050
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	702,000	700,245
CDRT Merger Sub, Inc.(a)(b)
06/01/19	8.125%	218,000	203,285
CHS/Community Health Systems, Inc.(b)
07/15/15	8.875%	860,000	871,825
Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	14,535,000	15,617,145
ConvaTec Healthcare E SA Senior Unsecured(a)(c)
12/15/18	10.500%	1,144,000	1,041,040
Fresenius Medical Care U.S. Finance, Inc.(a)
02/15/21	5.750%	485,000	463,175
HCA, Inc. Senior Secured
09/15/20	7.250%	1,925,000	1,977,937
HCA, Inc.(b)
02/15/22	7.500%	1,111,000	1,099,890
Senior Secured
02/15/20	6.500%	994,000	1,005,182
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	701,000	681,723
Healthsouth Corp.(b)
02/15/20	8.125%	377,000	378,885
09/15/22	7.750%	82,000	82,000
InVentiv Health, Inc.(a)(b)
08/15/18	10.000%	465,000	419,663
Multiplan, Inc.(a)
09/01/18	9.875%	942,000	956,130
Radnet Management, Inc.(b)
04/01/18	10.375%	300,000	296,250
Rural/Metro Corp. Senior Unsecured(a)(b)
07/15/19	10.125%	386,000	378,280
STHI Holding Corp. Secured(a)(b)
03/15/18	8.000%	203,000	192,850
Vanguard Health Holding Co. II LLC/Inc.(b)
02/01/18	8.000%	1,170,000	1,114,425

Total			28,376,468

Healthcare Insurance 0.1%
UnitedHealth Group, Inc. Senior Unsecured
02/15/18	6.000%	870,000	1,017,943
02/15/41	5.950%	2,175,000	2,407,801

Total			3,425,744

Home Construction —%
Shea Homes LP/Funding Corp. Senior Secured(a)(b)
05/15/19	8.625%	725,000	612,625

Independent Energy 1.7%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	32,418,000	36,440,717
Antero Resources Finance Corp. Senior Notes(a)(b)
08/01/19	7.250%	32,000	31,120
Berry Petroleum Co. Senior Unsecured(b)
11/01/20	6.750%	475,000	461,938
Brigham Exploration Co.
10/01/18	8.750%	639,000	696,510

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Independent Energy (cont.)
Brigham Exploration Co.(a)(b)
06/01/19	6.875%	$113,000	$111,870
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	1,139,000	1,161,780
Chaparral Energy, Inc.
10/01/20	9.875%	460,000	468,050
Chaparral Energy, Inc.(b)
09/01/21	8.250%	828,000	790,740
Chesapeake Energy Corp.(b)
08/15/20	6.625%	1,390,000	1,452,550
02/15/21	6.125%	1,440,000	1,461,600
Comstock Resources, Inc.(b)
04/01/19	7.750%	604,000	604,000
Concho Resources, Inc.
01/15/21	7.000%	919,000	941,975
Concho Resources, Inc.(b)
01/15/22	6.500%	179,000	179,895
Continental Resources, Inc.(b)
04/01/21	7.125%	920,000	943,000
Denbury Resources, Inc.
03/01/16	9.750%	493,000	541,068
EXCO Resources, Inc.
09/15/18	7.500%	833,000	797,598
Goodrich Petroleum Corp.(a)
03/15/19	8.875%	400,000	398,000
Laredo Petroleum, Inc. Senior Unsecured(a)(b)
02/15/19	9.500%	1,160,000	1,229,600
Linn Energy LLC/Finance Corp.(a)(b)
05/15/19	6.500%	480,000	458,400
MEG Energy Corp.(a)(c)
03/15/21	6.500%	590,000	590,000
Nexen, Inc. (c) Senior Unsecured
05/15/37	6.400%	7,700,000	7,922,884
07/30/39	7.500%	3,935,000	4,566,949
Oasis Petroleum, Inc. Senior Unsecured(a)(b)
02/01/19	7.250%	1,000,000	980,000
Petrohawk Energy Corp.
08/15/18	7.250%	1,106,000	1,289,872
Petrohawk Energy Corp.(a)
06/01/19	6.250%	310,000	360,375
QEP Resources, Inc. Senior Unsecured(b)
03/01/21	6.875%	475,000	498,750
Range Resources Corp.(b)
05/15/19	8.000%	728,000	791,700
06/01/21	5.750%	498,000	500,490
Venoco, Inc. Senior Unsecured
02/15/19	8.875%	752,000	673,040
Woodside Finance Ltd.(a)(b)(c)
11/10/14	4.500%	9,960,000	10,642,071
Woodside Finance Ltd.(a)(c)
05/10/21	4.600%	4,130,000	4,371,233

Total			82,357,775

Integrated Energy 0.5%
Hess Corp. Senior Unsecured
08/15/31	7.300%	5,320,000	6,587,453
Marathon Petroleum Corp. Senior Unsecured(a)(b)
03/01/41	6.500%	6,400,000	6,959,206
Shell International Finance BV(b)(c)
03/25/40	5.500%	11,075,000	12,819,479

Total			26,366,138

Life Insurance 1.2%
ING Groep NV(c)(d)
12/29/49	5.775%	9,254,000	7,773,360
MetLife Capital Trust X(a)
04/08/38	9.250%	12,740,000	15,033,200
MetLife, Inc.(b)
08/01/69	10.750%	12,114,000	16,596,180
Prudential Financial, Inc. Senior Unsecured
12/01/17	6.000%	870,000	975,171
Prudential Financial, Inc.(b)(d)
06/15/38	8.875%	18,006,000	19,626,540

Total			60,004,451

Media Cable 1.2%
CCO Holdings LLC/Capital Corp.(b)
01/15/19	7.000%	995,000	999,975
04/30/20	8.125%	380,000	401,850
CSC Holdings LLC(b) Senior Unsecured
02/15/18	7.875%	765,000	808,987
02/15/19	8.625%	131,000	144,428
Cablevision Systems Corp. Senior Unsecured
09/15/17	8.625%	283,000	299,980

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Media Cable (cont.)
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)(b)
11/15/17	8.625%	$1,440,000	$1,497,600
Comcast Corp.
02/15/18	5.875%	4,600,000	5,384,010
Comcast Corp.(b)
03/01/40	6.400%	6,560,000	7,453,111
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	13,925,000	14,346,022
03/01/16	3.500%	12,320,000	12,891,488
DIRECTV Holdings LLC/Financing Co., Inc.(b)
03/01/21	5.000%	9,215,000	9,906,319
DISH DBS Corp.
02/01/16	7.125%	900,000	918,000
DISH DBS Corp.(b)
09/01/19	7.875%	1,380,000	1,466,250
Kabel BW Erste Beteiligungs GmbH/Co. KG Senior Secured(a)(b)(c)
03/15/19	7.500%	350,000	353,500
Time Warner Cable, Inc.(b)
02/15/21	4.125%	4,085,000	4,102,382
Videotron Ltee(b)(c)
04/15/18	9.125%	639,000	698,107

Total			61,672,009

Media Non-Cable 1.1%
AMC Networks, Inc.(a)(b)
07/15/21	7.750%	688,000	712,080
Clear Channel Communications, Inc. Senior Secured(b)
03/01/21	9.000%	978,000	787,290
Clear Channel Worldwide Holdings, Inc.(b)
12/15/17	9.250%	1,120,000	1,198,400
Cumulus Media, Inc.(a)(b)
05/01/19	7.750%	324,000	281,880
EH Holding Corp.(a)(b)
06/15/21	7.625%	550,000	547,250
Senior Secured
06/15/19	6.500%	405,000	405,000
Entravision Communications Corp. Senior Secured(b)
08/01/17	8.750%	573,000	558,675
Intelsat Jackson Holdings SA(a)(b)(c)
10/15/20	7.250%	1,890,000	1,823,850
National CineMedia LLC Senior Unsecured(a)
07/15/21	7.875%	488,000	461,160
News America, Inc.(b)
02/15/41	6.150%	24,510,000	25,631,284
Nielsen Finance LLC/Co.(b)
10/15/18	7.750%	1,175,000	1,213,188
RR Donnelley & Sons Co. Senior Unsecured
01/15/17	6.125%	4,639,000	4,221,490
Salem Communications Corp. Secured(b)
12/15/16	9.625%	525,000	533,531
Sinclair Television Group, Inc. Secured(a)(b)
11/01/17	9.250%	874,000	930,810
TCM Sub LLC(a)
01/15/15	3.550%	15,005,000	15,925,759
Univision Communications, Inc.(a)(b)
05/15/21	8.500%	582,000	494,700
Senior Secured
11/01/20	7.875%	579,000	555,840
XM Satellite Radio, Inc.(a)(b)
11/01/18	7.625%	1,088,000	1,126,080

Total			57,408,267

Metals 0.7%
Alpha Natural Resources, Inc.(b)
06/01/19	6.000%	349,000	343,765
06/01/21	6.250%	349,000	341,148
ArcelorMittal(b)(c) Senior Unsecured
03/01/21	5.500%	14,880,000	14,568,249
10/15/39	7.000%	485,000	469,188
03/01/41	6.750%	7,625,000	7,276,293
Arch Coal, Inc.(a)
06/15/21	7.250%	600,000	592,500
Arch Coal, Inc.(a)(b)
06/15/19	7.000%	899,000	887,763
Calcipar SA Senior Secured(a)(c)
05/01/18	6.875%	733,000	694,518
Consol Energy, Inc.
04/01/20	8.250%	1,445,000	1,553,375
FMG Resources August 2006 Proprietary Ltd.(a)(b)(c)
11/01/15	7.000%	421,000	422,579
02/01/18	6.875%	494,000	489,060
FMG Resources August 2006 Proprietary Ltd.(a)(c)
02/01/16	6.375%	1,003,000	975,417
JMC Steel Group Senior Notes(a)(b)
03/15/18	8.250%	535,000	522,963

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Metals (cont.)
Noranda Aluminum Acquisition Corp. PIK(d)
05/15/15	4.417%	$244,925	$225,943
Novelis, Inc.(b)(c)
12/15/20	8.750%	875,000	920,937
Novelis, Inc.(c)
12/15/17	8.375%	420,000	433,650
Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	905,000	925,362
Vale Overseas Ltd.(b)(c)
11/21/36	6.875%	1,605,000	1,838,208

Total			33,480,918

Non-Captive Consumer 0.4%
Discover Financial Services Senior Unsecured
07/15/19	10.250%	4,285,000	5,534,013
HSBC Finance Capital Trust IX(d)
11/30/35	5.911%	13,445,000	11,915,631
SLM Corp.(b) Senior Notes
01/25/16	6.250%	730,000	746,383
Senior Secured
03/25/20	8.000%	834,000	856,961
Springleaf Finance Corp. Senior Unsecured(b)
12/15/17	6.900%	1,079,000	906,360

Total			19,959,348

Non-Captive Diversified 0.2%
Ally Financial, Inc.(b)
03/15/20	8.000%	3,651,000	3,687,510
CIT Group, Inc.(a)(b) Secured
05/02/16	7.000%	2,000,000	1,990,000
04/01/18	6.625%	350,000	350,000
CIT Group, Inc.(b) Secured
05/01/17	7.000%	846,000	835,425
Ford Motor Credit Co. LLC Senior Unsecured(b)
02/01/21	5.750%	2,551,000	2,543,627
International Lease Finance Corp. Senior Unsecured
05/15/19	6.250%	531,000	480,577
International Lease Finance Corp.(b) Senior Unsecured
09/01/17	8.875%	380,000	390,450
12/15/20	8.250%	1,850,000	1,882,375

Total			12,159,964

Oil Field Services 0.2%
Offshore Group Investments Ltd.(a)(c) Senior Secured
08/01/15	11.500%	285,000	301,767
Offshore Group Investments Ltd.(c) Senior Secured
08/01/15	11.500%	918,000	977,670
Oil States International, Inc.(a)(b)
06/01/19	6.500%	855,000	855,000
Trinidad Drilling Ltd. Senior Unsecured(a)(c)
01/15/19	7.875%	557,000	567,218
Weatherford International Ltd.(c)
03/15/38	7.000%	6,080,000	6,766,225

Total			9,467,880

Other Industry 0.4%
Aquilex Holdings LLC/Finance Corp.
12/15/16	11.125%	762,000	441,960
Interline Brands, Inc.(b)
11/15/18	7.000%	693,000	693,000
President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	840,000	931,455
President and Fellows of Harvard College(a)
01/15/39	6.500%	13,490,000	18,398,201

Total			20,464,616

Packaging 0.1%
Ardagh Packaging Finance PLC Senior Secured(a)(b)(c)
10/15/17	7.375%	965,000	950,525
Ball Corp.
09/01/19	7.375%	640,000	694,400
Crown Americas LLC/Capital Corp. III Senior Notes(a)(b)
02/01/21	6.250%	540,000	538,650
Greif, Inc. Senior Unsecured(b)
02/01/17	6.750%	996,000	1,013,430
Reynolds Group Issuer, Inc./LLC(a)
04/15/19	9.000%	466,000	419,400

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Packaging (cont.)
Reynolds Group Issuer, Inc./LLC(a)(b) Senior Secured
04/15/19	7.125%	$927,000	$878,332
08/15/19	7.875%	452,000	447,480
02/15/21	6.875%	500,000	467,500
Senior Unsecured
08/15/19	9.875%	1,150,000	1,081,000

Total			6,490,717

Paper 0.5%
Cascades, Inc.(c)
12/15/17	7.750%	1,086,000	1,053,420
Georgia-Pacific LLC(a)(b)
05/01/16	8.250%	18,246,000	20,837,078
Graphic Packaging International, Inc.(b)
06/15/17	9.500%	1,260,000	1,370,250
Verso Paper Holdings LLC/Inc. Secured(b)
02/01/19	8.750%	879,000	701,002

Total			23,961,750

Pharmaceuticals 0.4%
Endo Pharmaceuticals Holdings, Inc.(a)(b)
01/15/22	7.250%	265,000	270,300
Grifols, Inc. Senior Secured(a)
02/01/18	8.250%	1,161,000	1,166,805
Johnson & Johnson Senior Unsecured
05/15/41	4.850%	15,171,000	16,446,669
Mylan, Inc.(a)
11/15/18	6.000%	970,000	965,150
Roche Holdings, Inc.(a)
03/01/19	6.000%	360,000	434,075
Warner Chilcott Co./Finance LLC(a)
09/15/18	7.750%	365,000	358,613

Total			19,641,612

Property & Casualty 1.1%
Berkshire Hathaway Finance Corp.(b)
01/15/15	4.850%	2,010,000	2,235,775
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	365,000	390,998
11/15/19	7.350%	7,775,000	8,866,579
CNA Financial Corp.(b) Senior Unsecured
08/15/21	5.750%	2,280,000	2,376,307
Liberty Mutual Group, Inc.(a) Senior Unsecured
03/15/35	6.500%	5,600,000	5,421,237
Liberty Mutual Group, Inc.(a)(b)(d)
06/15/58	10.750%	7,240,000	8,905,200
Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	23,370,000	26,758,627

Total			54,954,723

Railroads 0.5%
BNSF Funding Trust I(d)
12/15/55	6.613%	4,299,000	4,347,364
CSX Corp. Senior Unsecured
03/15/18	6.250%	11,730,000	14,104,750
Canadian Pacific Railway Co. Senior Unsecured(b)(c)
05/15/18	6.500%	1,356,000	1,630,795
Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	2,626,000	3,127,080

Total			23,209,989

Refining —%
United Refining Co. Senior Secured(b)
02/28/18	10.500%	466,000	470,660

REITs 0.9%
Boston Properties LP Senior Unsecured(b)
05/15/21	4.125%	25,975,000	25,334,846
Brandywine Operating Partnership LP
05/15/15	7.500%	3,445,000	3,939,526
Duke Realty LP Senior Unsecured
02/15/15	7.375%	5,805,000	6,418,490
Duke Realty LP(b) Senior Unsecured
08/15/19	8.250%	8,635,000	10,164,190

Total			45,857,052

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  25

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)
Restaurants 1.1%
McDonald’s Corp. Senior Unsecured(b)
05/20/21	3.625%	$39,130,000	$42,028,007
Yum! Brands, Inc. Senior Unsecured
03/15/18	6.250%	12,140,000	14,289,144

Total			56,317,151

Retailers 0.5%
Asbury Automotive Group, Inc.
11/15/20	8.375%	90,000	88,425
Best Buy Co., Inc. Senior Unsecured
03/15/21	5.500%	10,905,000	10,384,406
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	7,629,000	8,781,742
Home Depot, Inc. Senior Unsecured(b)
04/01/41	5.950%	3,700,000	4,055,211
Limited Brands, Inc.(b)
04/01/21	6.625%	380,000	384,750
QVC, Inc. (a) Senior Secured
10/01/19	7.500%	346,000	373,680
10/15/20	7.375%	523,000	559,610
Rite Aid Corp.(b)
06/15/17	9.500%	225,000	196,875
Senior Secured
08/15/20	8.000%	962,000	1,010,100
Toys R Us — Delaware, Inc. Senior Secured(a)(b)
09/01/16	7.375%	936,000	910,260

Total			26,745,059

Supermarkets 0.3%
Kroger Co. (The)
12/15/18	6.800%	11,330,000	13,916,560

Technology 0.5%
Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%	1,476,000	1,487,070
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	317,000	319,378
01/15/20	6.875%	557,000	566,747
CDW LLC/Finance Corp.(a)(b)
04/01/19	8.500%	764,000	702,880
Cardtronics, Inc.
09/01/18	8.250%	1,195,000	1,254,750
Cisco Systems, Inc.(b) Senior Unsecured
02/15/39	5.900%	5,630,000	6,379,094
01/15/40	5.500%	450,000	490,890
CommScope, Inc.(a)
01/15/19	8.250%	304,000	300,960
Equinix, Inc. Senior Unsecured(b)
07/15/21	7.000%	235,000	239,700
First Data Corp.(a) Senior Secured
08/15/20	8.875%	921,000	911,790
First Data Corp.(a)(b)
01/15/21	12.625%	844,000	797,580
Senior Secured
06/15/19	7.375%	681,000	640,140
Freescale Semiconductor, Inc. Senior Secured(a)(c)
04/15/18	9.250%	720,000	757,800
iGate Corp.(a)(b)
05/01/16	9.000%	666,000	632,700
Oracle Corp. Senior Unsecured
04/15/38	6.500%	1,480,000	1,841,953
Oracle Corp.(a) Senior Notes
07/15/40	5.375%	6,400,000	7,057,161
SunGard Data Systems, Inc.(b)
11/15/18	7.375%	825,000	785,812

Total			25,166,405

Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	406,000	392,805
ERAC U.S.A. Finance LLC(a)
07/01/13	2.750%	480,000	490,333
10/15/37	7.000%	8,082,000	9,595,241
Hertz Corp. (The)(a)
10/15/18	7.500%	920,000	910,800
Hertz Corp. (The)(a)(b)
01/15/21	7.375%	309,000	295,868

Total			11,685,047

Wireless 0.6%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a)
05/01/17	7.750%	1,305,000	1,396,350

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Corporate Bonds & Notes (continued)

Wireless (cont.)
Cricket Communications, Inc.(a) Senior Notes
10/15/20	7.750%	$355,000	$314,175
Cricket Communications, Inc.(b) Senior Secured
05/15/16	7.750%	1,355,000	1,371,937
MetroPCS Wireless, Inc.(b)
09/01/18	7.875%	475,000	483,313
11/15/20	6.625%	389,000	363,715
Nextel Communications, Inc.(b)
08/01/15	7.375%	956,000	940,465
SBA Telecommunications, Inc.
08/15/16	8.000%	920,000	968,300
SBA Telecommunications, Inc.(b)
08/15/19	8.250%	890,000	941,175
Sprint Nextel Corp. Senior Unsecured(b)
08/15/17	8.375%	1,797,000	1,882,357
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	17,394,000	17,546,511
Wind Acquisition Finance SA(a)(b)(c) Secured
07/15/17	11.750%	109,000	113,088
Senior Secured
02/15/18	7.250%	2,176,000	2,056,320

Total			28,377,706

Wirelines 2.4%
AT&T, Inc. Senior Unsecured(b)
02/15/39	6.550%	23,627,000	27,330,414
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	9,780,000	9,523,598
Cincinnati Bell, Inc.(b)
10/15/17	8.250%	400,000	399,000
10/15/20	8.375%	552,000	543,720
Embarq Corp. Senior Unsecured
06/01/16	7.082%	5,600,000	6,097,263
06/01/36	7.995%	15,843,000	15,060,704
Frontier Communications Corp. Senior Unsecured
04/15/15	7.875%	452,000	476,860
Frontier Communications Corp.(b) Senior Unsecured
04/15/17	8.250%	310,000	322,400
04/15/20	8.500%	614,000	643,165
Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	283,000	268,850
Level 3 Communications, Inc. Senior Unsecured(a)
02/01/19	11.875%	470,000	487,625
Level 3 Escrow, Inc. Senior Unsecured(a)(b)
07/01/19	8.125%	371,000	352,450
Level 3 Financing, Inc.
02/15/17	8.750%	621,000	608,580
Level 3 Financing, Inc.(a)(b)
04/01/19	9.375%	120,000	118,800
Level 3 Financing, Inc.(b)
02/01/18	10.000%	364,000	366,730
PAETEC Holding Corp.
12/01/18	9.875%	960,000	1,022,400
Senior Secured
06/30/17	8.875%	742,000	792,085
Qwest Communications International, Inc.
04/01/18	7.125%	1,760,000	1,848,000
Telefonica Emisiones SAU(b)(c)
06/20/16	6.421%	430,000	451,907
Telefonica Emisiones SAU(c)
01/15/15	4.949%	21,902,000	22,407,673
02/16/21	5.462%	7,040,000	6,861,276
tw telecom holdings, inc.(b)
03/01/18	8.000%	739,000	761,171
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	16,899,000	19,905,822
Windstream Corp.
11/01/17	7.875%	814,000	855,718

Total			117,506,211

Total Corporate Bonds & Notes
(Cost: $1,912,547,246)			$1,960,944,674

Residential Mortgage-Backed Securities — Agency 22.3%

Federal Home Loan Mortgage Corp.(g)
06/01/41	4.500%	$24,894,708	$26,495,184
06/01/36	5.000%	13,700,774	14,802,091
12/01/30-06/01/33	5.500%	9,043,989	9,983,218
10/01/31-09/01/37	6.000%	11,668,980	13,230,765

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  27

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Residential Mortgage-Backed Securities — Agency (continued)
01/01/32-03/01/32	6.500%	$1,668,132	$1,917,750
10/01/28-07/01/32	7.000%	3,068,222	3,547,493
01/01/17-02/01/25	8.000%	267,361	315,376
03/01/17-08/01/22	8.500%	125,779	148,427
04/01/21	9.000%	18,410	20,877
Federal Home Loan Mortgage Corp.(g)(h)(o) CMO IO Series 2795 Class IY
07/15/17	5.000%	255	—
Federal Home Loan Mortgage Corp.(g)(h) CMO IO Series 3430 Class IA
07/15/12	81.618%	15,411,190	59,615
CMO IO Series 3447 Class AI
03/15/12	24.718%	7,594,234	31,866
CMO IO Series 3517 Class JI
12/15/12	0.000%	6,301,974	29,685
Federal Home Loan Mortgage Corp.(g)(i)
09/01/41	4.000%	33,800,000	34,996,202
Federal National Mortgage Association(g)
03/01/41	3.500%	8,837,810	8,912,557
09/01/40-02/01/41	4.000%	91,566,856	95,324,912
05/01/39-08/01/41	4.500%	142,790,073	151,325,465
04/01/29-11/01/40	5.000%	191,234,100	206,830,607
07/01/28-02/01/38	5.500%	107,906,382	118,760,383
05/01/24-09/01/39	6.000%	89,163,737	99,519,169
09/01/23-10/01/37	6.500%	13,276,749	15,075,633
03/01/26-07/01/38	7.000%	12,887,260	14,932,697
04/01/27-06/01/32	7.500%	1,018,805	1,189,923
02/01/25-08/01/27	8.000%	451,151	527,734
04/01/23	8.500%	120,122	132,118
06/01/24	9.000%	123,114	144,331
Federal National Mortgage Association(g)(h) CMO IO Series 2003-71 Class IM
12/25/31	20.000%	1,430,409	113,637
CMO IO Series 2004-84 Class GI
12/25/22	0.000%	198,566	7,078
CMO IO Series 2008-40 Class AI
08/25/12	2.914%	25,433,701	228,392
Federal National Mortgage Association(g)(i)
09/01/41	4.000%	117,790,000	122,059,888
09/01/41	5.000%	3,980,000	4,287,206
Federal National Mortgage Association(g)(j)
06/01/40	5.000%	22,302,094	24,088,584
04/01/33	5.500%	4,217,143	4,668,747
Federal National Mortgage Association(g)(k) CMO PO STRIPS Series 43 Class 1
09/01/18	20.000%	5,511	5,363
Government National Mortgage Association(g)
03/15/41-06/15/41	4.500%	62,316,948	67,585,608
08/15/33-09/15/33	5.000%	7,164,525	7,946,564
10/15/33	5.500%	7,859,780	8,820,652
12/15/32	6.000%	3,594,554	4,068,123
Government National Mortgage Association(g)(i)
09/01/41	4.500%	42,350,000	45,830,641

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,074,113,435)			$1,107,964,561

Residential Mortgage-Backed Securities — Non-Agency 1.1%

American General Mortgage Loan Trust(a)(d)(g) CMO Series 2009-1 Class A7
09/25/48	5.750%	$13,325,647	$13,517,909
CMO Series 2010-1A Class A1
03/25/58	5.150%	2,529,988	2,583,617
BCAP LLC Trust CMO Series 2006-RR1 Class PB(g)
11/25/36	5.000%	1,980,850	1,978,233
Banc of America Mortgage Securities, Inc. CMO Series 2005-E Class 2A5(d)(g)
06/25/35	2.867%	129,562	128,638
Credit Suisse Mortgage Capital Certificates(a)(d)(g) CMO Series 2009-12R Class 30A1
12/27/36	5.300%	2,382,652	2,411,873
CMO Series 2010-11R Class A1
06/28/47	1.187%	8,665,436	8,565,231
CMO Series 2010-12R Class 13A1
12/26/37	4.250%	9,636,036	9,696,224
Fadr LLC Series 2009-2 Class A(a)(d)(g)
01/28/40	2.437%	1,397,493	1,327,618

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Residential Mortgage-Backed Securities — Non-Agency (continued)
JPMorgan Alternative Loan Trust CMO Series 2006-A4 Class A1(d)(g)
09/25/36	5.950%	$3,663,802	$3,648,839
LVII Resecuritization Trust CMO Series 2009-3 Class A1(a)(d)(g)
11/27/37	5.663%	2,912,433	2,921,831
Nomura Asset Acceptance Corp.(d)(g) CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	531,324	425,002
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	3,367,329	2,693,130
Prime Mortgage Trust CMO Series 2005-1 Class 2A1(a)(g)
09/25/34	5.000%	1,141,111	1,150,005
Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(d)(g)
12/25/34	4.740%	2,693,683	2,718,664
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-2 Class 1A2(g)
04/25/35	8.000%	1,787,567	1,808,242

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $55,621,720)			$55,575,056

Commercial Mortgage-Backed Securities — Agency —%

Federal National Mortgage Association(g)
02/01/14	4.778%	$943,564	$1,002,235
09/01/13	5.322%	334,376	354,534

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $1,271,764)			$1,356,769

Commercial Mortgage-Backed Securities — Non-Agency 15.1%

Banc of America Merrill Lynch Commercial Mortgage, Inc.(g) Series 2005-3 Class A3A
07/10/43	4.621%	$11,075,000	$11,183,469
Series 2005-3 Class A4
07/10/43	4.668%	24,777,000	26,439,190
Series 2005-4 Class A5A
07/10/45	4.933%	19,246,000	20,725,709
Bear Stearns Commercial Mortgage Securities(d)(g) Series 2005-T18 Class A4
02/13/42	4.933%	2,957,679	3,181,921
Series 2005-T20 Class A4A
10/12/42	5.295%	8,475,000	9,305,736
Bear Stearns Commercial Mortgage Securities(g) Series 2003-T10 Class A2
03/13/40	4.740%	9,275,000	9,602,018
Series 2006-PW14 Class A4
12/11/38	5.201%	33,040,000	35,667,077
Series 2007-PW18 Class A1
06/11/50	5.038%	638,128	640,935
CDC Commercial Mortgage Trust Series 2002-FX1 Class A2(g)
11/15/30	5.676%	2,053,955	2,061,456
Citigroup Commercial Mortgage Trust(g) Series 2005-C3 Class A4
05/15/43	4.860%	14,000,000	14,859,460
Series 2006-C5 Class A4
10/15/49	5.431%	7,671,000	8,247,882
Citigroup/Deutsche Bank Commercial Mortgage Trust(d)(g) Series 2007-CD5 Class A4
11/15/44	5.886%	14,100,000	15,164,183
Citigroup/Deutsche Bank Commercial Mortgage Trust(g) Series 2007-CD4 Class A4
12/11/49	5.322%	24,264,000	24,998,357
Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A4(d)(g)
12/10/49	6.008%	15,818,375	17,311,060
Credit Suisse First Boston Mortgage Securities Corp.(d)(g) Series 2004-C1 Class A4
01/15/37	4.750%	8,810,000	9,224,748
Series 2005-C6 Class A4
12/15/40	5.230%	17,275,000	18,806,083
Credit Suisse First Boston Mortgage Securities Corp.(g) Series 2004-C2 Class A1
05/15/36	3.819%	612,400	616,166
GE Capital Commercial Mortgage Corp.(d)(g) Series 2005-C1 Class A5
06/10/48	4.772%	1,929,000	2,062,597
GE Capital Commercial Mortgage Corp.(g) Series 2001-3 Class A2
06/10/38	6.070%	1,479,005	1,477,940
Series 2002-2A Class A3
08/11/36	5.349%	3,300,000	3,375,174
Series 2003-C1 Class A4
01/10/38	4.819%	1,127,271	1,165,375

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  29

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

Commercial Mortgage-Backed Securities — Non-Agency (continued)
GS Mortgage Securities Corp. II(g) Series 2005-GG4 Class A4A
07/10/39	4.751%	$40,420,000	$43,112,053
Series 2006-GG8 Class A4
11/10/39	5.560%	5,645,000	6,003,649
General Electric Capital Assurance Co.(a)(d)(g) Series 2003-1 Class A4
05/12/35	5.254%	7,308,154	7,730,473
Series 2003-1 Class A5
05/12/35	5.743%	5,050,000	5,644,178
Greenwich Capital Commercial Funding Corp.(g) Series 2003-C2 Class A3
01/05/36	4.533%	3,591,388	3,624,580
Series 2007-GG9 Class A4
03/10/39	5.444%	43,329,000	45,777,738
JPMorgan Chase Commercial Mortgage Securities Corp.(a)(g) Series 2011-C3 Class A4
02/16/46	4.717%	3,805,000	3,821,504
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(g) Series 2003-CB6 Class A2
07/12/37	5.255%	23,350,000	24,587,317
Series 2005-LDP3 Class ASB
08/15/42	4.893%	9,524,078	9,945,557
Series 2005-LDP4 Class A4
10/15/42	4.918%	22,486,000	24,317,620
Series 2005-LDP5 Class A4
12/15/44	5.373%	38,095,000	41,565,108
Series 2006-LDP6 Class ASB
04/15/43	5.490%	10,863,917	11,434,696
Series 2007-CB19 Class A4
02/12/49	5.931%	12,250,000	13,107,586
JPMorgan Chase Commercial Mortgage Securities Corp.(g) Series 2003-LN1 Class A1
10/15/37	4.134%	1,143,183	1,163,912
Series 2003-ML1A Class A1
03/12/39	3.972%	998,071	1,005,370
Series 2004-LN2 Class A1
07/15/41	4.475%	3,510,533	3,534,692
Series 2005-LDP2 Class A3
07/15/42	4.697%	4,393,101	4,449,284
Series 2007-CB20 Class ASB
02/12/51	5.688%	4,500,000	4,766,729
LB-UBS Commercial Mortgage Trust(d)(g) Series 2004-C6 Class A6
08/15/29	5.020%	3,500,000	3,742,977
Series 2005-C7 Class A4
11/15/30	5.197%	8,230,000	8,973,803
Series 2006-C4 Class AAB
06/15/32	6.042%	4,927,096	5,224,644
Series 2007-C7 Class A3
09/15/45	5.866%	14,330,000	15,072,880
LB-UBS Commercial Mortgage Trust(g) Series 2003-C3 Class A4
05/15/32	4.166%	13,850,000	14,310,180
Series 2004-C2 Class A3
03/15/29	3.973%	2,133,988	2,186,671
Series 2005-C3 Class A5
07/15/30	4.739%	8,935,000	9,612,943
Series 2006-C1 Class A4
02/15/31	5.156%	7,965,000	8,606,804
Merrill Lynch Mortgage Trust Series 2008-C1 Class A1(g)
02/12/51	4.706%	90,283	91,087
Morgan Stanley Capital I(b)(g) Series 2007-IQ16 Class A4
12/12/49	5.809%	33,555,500	35,836,469
Morgan Stanley Capital I(d)(g) Series 2006-T23 Class AAB
08/12/41	5.984%	3,673,510	3,905,459
Morgan Stanley Dean Witter Capital I Series 2002-IQ3 Class A4(g)
09/15/37	5.080%	3,989,691	4,092,833
Morgan Stanley Reremic Trust(a)(b)(d)(g) Series 2010-GG10 Class A4A
08/15/45	5.998%	36,125,000	39,609,618
Morgan Stanley Reremic Trust(a)(d)(g) Series 2009-GG10 Class A4A
08/12/45	5.998%	18,860,000	20,679,236
TIAA Seasoned Commercial Mortgage Trust(d)(g) Series 2007-C4 Class A2
08/15/39	5.688%	3,900,000	3,976,795
Series 2007-C4 Class A3
08/15/39	5.969%	2,850,000	3,079,175
Wachovia Bank Commercial Mortgage Trust(d)(g) Series 2003-C9 Class A4
12/15/35	5.012%	4,935,000	5,224,803
Series 2005-C20 Class A5
07/15/42	5.087%	2,539,475	2,554,141
Series 2005-C22 Class A4
12/15/44	5.444%	17,730,000	19,299,140
Series 2006-C24 Class A3
03/15/45	5.558%	7,550,000	8,285,619

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Wachovia Bank Commercial Mortgage Trust(g) Series 2003-C3 Class A2
02/15/35	4.867%	$20,900,000	$21,579,062
Series 2003-C5 Class A2
06/15/35	3.989%	335,000	343,847
Series 2005-C16 Class A2
10/15/41	4.380%	1,432,684	1,433,804
Series 2005-C18 Class A4
04/15/42	4.935%	6,600,000	7,086,433
Series 2006-C24 Class APB
03/15/45	5.576%	2,870,132	2,978,071
Series 2006-C27 Class APB
07/15/45	5.727%	4,749,966	4,897,740
Series 2006-C29 Class A4
11/15/48	5.308%	3,950,000	4,242,975

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $741,822,046)			$748,635,791

Asset-Backed Securities — Non-Agency 1.5%

BMW Vehicle Lease Trust Series 2011-1 Class A3
02/20/14	1.060%	$4,400,000	$4,417,417
Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1(d)
11/25/36	0.268%	1,819,740	1,767,231
CitiFinancial Auto Issuance Trust Series 2009-1 Class A2(a)
11/15/12	1.830%	2,466,534	2,467,343
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06/20/14	6.300%	11,050,000	11,489,123
Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(d)
06/25/37	6.080%	6,230,000	6,142,587
Countrywide Asset-Backed Certificates Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	1,275,419	1,002,598
Countrywide Asset-Backed Certificates(d) Series 2005-1 Class MV1
07/25/35	0.618%	197,921	197,534
Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	2,287,825	1,538,915
Ford Credit Auto Lease Trust Series 2011-A Class A3
07/15/14	1.030%	4,625,000	4,638,257
Ford Credit Auto Lease Trust(a) Series 2010-B Class A3
07/15/13	0.910%	4,435,000	4,442,313
GE Equipment Small Ticket LLC Series 2011-1A Class A3(a)
01/21/18	1.450%	7,500,000	7,560,719
Harley-Davidson Motorcycle Trust Series 2010-1 Class A3
02/15/15	1.160%	2,830,000	2,839,882
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(d)
01/25/37	0.288%	2,535,403	2,407,862
National Collegiate Student Loan Trust(h) CMO IO Series 2006-3 Class AIO
01/25/12	11.010%	10,688,033	200,773
01/25/12	20.000%	845,816	15,888
CMO IO Series 2006-4 Class AIO
02/27/12	20.000%	11,700,000	259,635
Navistar Financial Corp. Owner Trust Series 2010-A Class A2(a)
10/18/12	1.470%	3,964,378	3,967,133
Nissan Auto Lease Trust Series 2010-B Class A3
12/15/13	1.120%	2,975,000	2,988,015
Northstar Education Finance, Inc. Series 2004-1 Class A3(d)
04/28/17	0.423%	3,062,500	3,058,520
SLM Student Loan Trust Series 2006-A Class A2(d)
12/15/20	0.327%	374,470	374,356
Soundview Home Equity Loan Trust Series 2006-WF2 Class A2B(d)
12/25/36	0.318%	1,306,708	1,292,606
Triad Auto Receivables Owner Trust Series 2007-A Class A4 (AGM)(d)
02/12/14	0.267%	10,671,195	10,624,837
Westlake Automobile Receivables Trust Series 2010-1A Class A(a)
12/17/12	1.750%	2,105,536	2,106,195

Total Asset-Backed Securities — Non-Agency
(Cost: $75,492,262)			$75,799,739

U.S. Treasury Obligations 17.0%

STRIPS
11/15/18	0.000%	$66,115,000	$58,493,659
11/15/21	0.000%	19,435,000	14,992,820

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  31

Portfolio of Investments (continued)

	Coupon	Principal
Issuer	Rate	Amount	Value

U.S. Treasury Obligations (continued)
STRIPS (b)
11/15/21	0.000%	$407,355,000	$316,855,384
02/15/40	0.000%	190,563,000	62,419,292
U.S. Treasury
07/15/14	0.625%	14,575,000	14,708,215
05/31/16	1.750%	15,749,000	16,396,126
05/31/18	2.375%	1,828,000	1,933,677
11/15/40	4.250%	1,263,000	1,415,745
02/15/41	4.750%	280,000	340,550
U.S. Treasury(b)
05/31/13	0.500%	112,742,000	113,340,942
06/15/14	0.750%	124,360,000	125,953,300
07/31/16	1.500%	18,785,000	19,307,411
05/15/21	3.125%	12,965,000	14,042,780
08/15/21	2.125%	45,605,000	45,220,094
05/15/41	4.375%	36,259,200	41,556,307

Total U.S. Treasury Obligations
(Cost: $806,400,074)			$846,976,302

Foreign Government Obligations 0.3%

ITALY 0.3%
Republic of Italy Senior Unsecured(c)
09/20/16	5.250%	$12,069,000	$12,498,656

Total Foreign Government Obligations
(Cost: $13,202,816)			$12,498,656

Issue	Coupon	Principal
Description	Rate	Amount	Value

Municipal Bonds 0.4%

Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	$960,000	$1,089,888
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	14,335,000	14,633,885
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	2,355,000	2,534,992
State of California Unlimited General Obligation Bonds Taxable Series 2010
11/01/15	3.950%	2,000,000	2,141,040

Total Municipal Bonds
(Cost: $19,535,086)			$20,399,805

	Weighted
	Average	Principal
Borrower	Coupon	Amount	Value

Senior Loans —%

Gaming —%
Caesars Octavius LLC Tranche B Term Loan(d)(l)
04/25/17	9.250%	$507,000	$484,185
ROC Finance LLC Tranche B Term Loan(d)(l)
08/19/17	8.500%	245,000	237,650

Total			721,835

Media Non-Cable —%
Cumulus Media, Inc. 2nd Lien Term Loan(d)(l)(m)
TBD	TBD	371,000	355,233

Total Senior Loans
(Cost: $1,113,034)			$1,077,068

Issuer	Shares	Value

Preferred Stocks 1.0%

FINANCIALS 1.0%

Commercial Banks 1.0%
Citigroup Capital XIII, 7.875%	1,679,745	$43,740,560
Lloyds Banking Group PLC, 6.657%(a)(c)	8,156,000	4,648,920

Total		48,389,480

TOTAL FINANCIALS		48,389,480

Total Preferred Stocks
(Cost: $53,031,168)		$48,389,480

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Coupon	Principal
Issuer	Rate	Amount	Value

Treasury Note Short-Term 4.2%

U.S. Treasury Bill(b)
12/22/11	0.000%	$208,000,000	$207,990,224

Total Treasury Note Short-Term
(Cost: $208,003,235)			$207,990,224

	Shares	Value

Money Market Fund 0.7%

Columbia Short-Term Cash Fund, 0.139%(n)(o)(p)	32,910,267	$32,910,267

Total Money Market Fund
(Cost: $32,910,267)		$32,910,267

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan 15.3%

Asset-Backed Commercial Paper 3.0%
Amsterdam Funding Corp.
09/26/11	0.260%	$9,997,617	$9,997,617
Atlantic Asset Securitization LLC
09/06/11	0.400%	9,999,111	9,999,111
09/06/11	0.400%	19,998,444	19,998,444
Barton Capital Corporation
09/01/11	0.220%	9,999,939	9,999,939
Cancara Asset Securitisation LLC
09/08/11	0.220%	9,998,167	9,998,167
09/23/11	0.250%	4,998,785	4,998,785
Grampian Funding LLC
09/12/11	0.230%	9,998,019	9,998,019
LMA Americas LLC
09/06/11	0.550%	9,998,778	9,998,778
09/07/11	0.500%	9,999,028	9,999,028
Rhein-Main Securitisation Ltd.
09/23/11	0.450%	5,568,867	5,568,867
Rheingold Securitization
09/12/11	0.400%	9,996,889	9,996,889
Royal Park Investments Funding Corp.
09/16/11	0.410%	19,979,272	19,979,272
Scaldis Capital LLC
09/02/11	0.300%	6,999,883	6,999,883
Starbird Funding Corp.
09/01/11	0.250%	9,999,930	9,999,930

Total			147,532,729

Certificates of Deposit 9.2%
ABM AMRO Bank N.V.
09/12/11	0.310%	10,996,970	10,996,970
09/19/11	0.300%	15,000,000	15,000,000
Bank of America, National Association
10/03/11	0.350%	30,000,000	30,000,000
Banque et Caisse d’Epargne de l’Etat
09/12/11	0.360%	7,997,441	7,997,441
Barclays Bank PLC
09/13/11	0.310%	10,000,000	10,000,000
09/19/11	0.280%	10,000,000	10,000,000
Branch Banking & Trust Corporation
01/09/12	0.350%	50,000,000	50,000,000
Clydesdale Bank PLC
10/21/11	0.340%	14,986,978	14,986,978
10/25/11	0.330%	15,000,000	15,000,000
Commerzbank AG
09/22/11	0.350%	15,000,000	15,000,000
Credit Industrial et Commercial
11/21/11	0.410%	8,000,000	8,000,000
Credit Suisse
10/25/11	0.268%	25,000,000	25,000,000
DZ Bank AG
09/23/11	0.300%	5,000,000	5,000,000
Deutsche Bank AG
09/19/11	0.280%	10,000,000	10,000,000
Erste Bank der Oesterreichischen Sparkassen AG
09/08/11	0.350%	15,000,000	15,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
09/21/11	0.280%	20,000,000	20,000,000
La Banque Postale
09/13/11	0.250%	14,000,000	14,000,000
09/20/11	0.380%	15,000,000	15,000,000
Lloyds Bank PLC
10/14/11	0.346%	10,000,000	10,000,000
National Bank of Canada
10/07/11	0.255%	17,000,000	17,000,000
Natixis
10/07/11	0.496%	15,000,000	15,000,000
Pohjola Bank PLC
09/12/11	0.780%	5,000,000	5,000,000
09/28/11	0.300%	2,000,000	2,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  33

Portfolio of Investments (continued)

		Par/
	Effective	Principal/
Issuer	Yield	Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Rabobank
01/20/12	0.253%	$15,000,000	$15,000,000
Royal Bank of Canada
10/14/11	0.210%	15,004,933	15,004,933
Societe Generale
09/01/11	0.250%	5,000,000	5,000,000
09/01/11	0.310%	14,985,676	14,985,676
09/23/11	0.592%	20,000,000	20,000,000
State Street Bank and Trust
09/23/11	0.150%	10,000,000	10,000,000
Svenska Handelsbanken
11/23/11	0.300%	20,000,253	20,000,253
Union Bank of Switzerland
11/14/11	0.242%	15,000,000	15,000,000
United Overseas Bank Ltd.
09/19/11	0.270%	5,000,000	5,000,000

Total			459,972,251

Commercial Paper 1.6%
Antalis US Funding Corp.
09/01/11	0.520%	9,998,845	9,998,845
Foreningsparbanken (Swedbank)
09/19/11	0.280%	19,994,711	19,994,711
Macquarie Bank Ltd.
09/26/11	0.300%	9,994,833	9,994,833
09/27/11	0.300%	9,994,833	9,994,833
11/10/11	0.461%	9,976,617	9,976,617
Suncorp Metway Ltd.
09/07/11	0.310%	9,997,417	9,997,417
Westpac Securities NZ Ltd.
09/02/11	0.266%	10,000,000	10,000,000

Total			79,957,256

Other Short-Term Obligations 1.0%
Natixis Financial Products LLC
09/01/11	0.470%	27,500,000	27,500,000
The Goldman Sachs Group, Inc.
10/17/11	0.280%	20,000,000	20,000,000

Total			47,500,000

Repurchase Agreements 0.5%
Cantor Fitzgerald & Co. date 08/31/11, matures 09/01/11, repurchase price $5,000,013(q)
	0.090%	5,000,000	5,000,000
Goldman Sachs & Co. date 08/30/11, matures 09/06/11, repurchase price $15,000,175(q)
	0.070%	15,000,000	15,000,000
UBS Securities LLC dated 08/31/11, matures 09/01/11, repurchase price $4,420,200(q)
	0.080%	4,420,190	4,420,190

Total			24,420,190

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $759,382,426)			$759,382,426

Total Investments
(Cost: $5,754,446,579)			$5,879,900,818
Other Assets & Liabilities, Net			(907,965,270)

Net Assets			$4,971,935,548

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Investments in Derivatives

Futures Contracts Outstanding at August 31, 2011

	Number of
	Contracts	Notional	Expiration	Unrealized	Unrealized
Contract Description	Long (Short)	Market Value	Date	Appreciation	Depreciation
U.S. Treasury Long Bond, 20-year	523	$71,144,344	Dec. 2011	$—	$(397,487)
U.S. Treasury Note, 5-year	(2,819)	(345,459,655)	Jan. 2012	—	(93,027)
U.S. Treasury Note, 10-year	(2,040)	(263,223,750)	Dec. 2011	171,034	—
U.S. Treasury Ultra Bond, 30-year	(705)	(100,925,156)	Dec. 2011	984,348	—

Total				$1,155,382	$(490,514)

Credit Default Swap Contracts Outstanding at August 31, 2011

Buy Protection

						Unamortized	Periodic
			Pay			Premium	Payments
	Reference	Expiration	Fixed	Notional	Market	(Paid)	Receivable	Unrealized	Unrealized
Counterparty	Entity	Date	Rate	Amount	Value	Received	(Payable)	Appreciation	Depreciation
JPMorgan	D.R. Horton, Inc.	June 20, 2016	1.000%	$19,490,000	$1,795,562	$(1,280,692)	$(39,521)	$475,349	$—

Morgan Stanley	Home Depot, Inc.	June 20, 2016	1.000	19,500,000	(293,434)	277,261	(38,999)	—	(55,172)

JPMorgan	Limited Brands, Inc.	June 20, 2016	1.000	5,570,000	322,109	(258,961)	(11,140)	52,008	—

Barclays	Toll Brothers, Inc.	June 20, 2016	1.000	19,490,000	1,250,975	(878,777)	(39,521)	332,677	—

Morgan Stanley	Toll Brothers, Inc.	June 20, 2016	1.000	17,520,000	1,124,530	(821,823)	(35,040)	267,667	—

Citibank	Barclays Bank, PLC	Sept. 20, 2016	1.000	10,405,000	623,927	(660,858)	(21,100)	—	(58,031)

Goldman Sachs International	Barclays Bank, PLC	Sept. 20, 2016	1.000	12,485,000	748,652	(914,965)	(25,317)	—	(191,630)

JPMorgan	Barclays Bank, PLC	Sept. 20, 2016	1.000	18,595,000	1,115,033	(1,344,427)	(37,707)	—	(267,101)

Morgan Stanley	Barclays Bank, PLC	Sept. 20, 2016	1.000	33,305,000	1,997,105	(2,522,735)	(67,535)	—	(593,165)

Barclays	D.R. Horton, Inc.	Sept. 20, 2016	1.000	15,345,000	1,524,387	(1,264,967)	(31,116)	228,304	—

JPMorgan	D.R. Horton, Inc.	Sept. 20, 2016	1.000	10,025,000	995,893	(710,640)	(20,328)	264,925	—

Morgan Stanley	D.R. Horton, Inc.	Sept. 20, 2016	1.000	4,090,000	406,305	(277,422)	(8,294)	120,589	—

Citibank	Goldman Sachs Group, Inc.	Sept. 20, 2016	1.000	19,780,000	940,387	(404,908)	(40,109)	495,370	—

Morgan Stanley	Goldman Sachs Group, Inc.	Sept. 20, 2016	1.000	10,400,000	494,440	(446,728)	(21,089)	26,623	—

Morgan Stanley	Home Depot, Inc.	Sept. 20, 2016	1.000	15,385,000	(222,788)	229,145	(31,198)	—	(24,841)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  35

Portfolio of Investments (continued)

Credit Default Swap Contracts Outstanding at August 31, 2011 (continued)

						Unamortized	Periodic
			Pay			Premium	Payments
	Reference	Expiration	Fixed	Notional	Market	(Paid)	Receivable	Unrealized	Unrealized
Counterparty	Entity	Date	Rate	Amount	Value	Received	(Payable)	Appreciation	Depreciation
Morgan Stanley	Limited Brands, Inc.	Sept. 20, 2016	1.000%	$13,350,000	$857,529	$(854,791)	$(27,071)	$—	$(24,333)

Barclays	Marriott International, Inc.	Sept. 20, 2016	1.000	10,385,000	193,435	(58,795)	(21,059)	113,581	—

Citigroup	Marriott International, Inc.	Sept. 20, 2016	1.000	7,470,000	139,139	(167,995)	(15,148)	—	(44,004)

Goldman Sachs International	Morgan Stanley	Sept. 20, 2016	1.000	10,375,000	816,741	(871,038)	(21,038)	—	(75,335)

JPMorgan	Morgan Stanley	Sept. 20, 2016	1.000	19,500,000	1,535,080	(610,688)	(39,542)	884,850	—

Barclays	Textron, Inc.	Sept. 20, 2016	1.000	11,200,000	826,447	(343,414)	(22,711)	460,322	—

Goldman Sachs International	Textron, Inc.	Sept. 20, 2016	1.000	4,155,000	306,597	(244,959)	(8,425)	53,213	—

Barclays	Toll Brothers, Inc.	Sept. 20, 2016	1.000	14,485,000	1,015,459	(893,706)	(29,373)	92,380	—

JPMorgan	Toll Brothers, Inc.	Sept. 20, 2016	1.000	14,435,000	1,011,954	(1,023,123)	(29,271)	—	(40,440)

Morgan Stanley	Toll Brothers, Inc.	Sept. 20, 2016	1.000	11,790,000	826,528	(556,751)	(22,926)	246,851	—

Total								$4,114,709	$(1,374,052)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the value of these securities amounted to $471,962,407 or 9.49% of net assets.

(b)	At August 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At August 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $240,364,400 or 4.83% of net assets.

(d)	Variable rate security. The interest rate shown reflects the rate as of August 31, 2011.

(e)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2011 was $3,418,068, representing 0.07% of net assets. Information concerning such security holdings at August 31, 2011 was as follows:

	Acquisition
Security Description	Dates	Cost
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	08/12/96	$3,300,060

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2011, the value of these securities amounted to $3,418,068, which represents 0.07% of net assets.

(g)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)	Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The rate disclosed represents yield based upon the estimated timing and amount of future cash flows at August 31, 2011.

(i)	Represents a security purchased on a when-issued or delayed delivery basis.

(j)	At August 31, 2011, investments in securities included securities valued at $14,228,371 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(k)	Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only security is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The rate disclosed represents yield based upon the estimated timing of future cash flows at August 31, 2011.

(l)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of August 31, 2011. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)	Represents a senior loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(n)	The rate shown is the seven-day current annualized yield at August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  37

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(o)	Negligible market value.

(p)	Investments in affiliates during the year ended August 31, 2011:

			Sales Cost/			Dividends or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$267,427,290	$2,535,610,738	$(2,770,127,761)	$—	$32,910,267	$730,646	$32,910,267

(q)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.090%)
Security Description	Value
Fannie Mae Interest Strip	$223,859
Fannie Mae Pool	1,905,909
Fannie Mae REMICS	182,635
Fannie Mae Whole Loan	15,362
Federal Farm Credit Bank	15,092
Federal Home Loan Banks	28,134
Federal Home Loan Mortgage Corp	15,102
Federal Home Loan Mortgage Corp Structured Pass Through Securities	12,177
Federal National Mortgage Association	30,188
Freddie Mac Non Gold Pool	1,729,709
Freddie Mac REMICS	540,894
Freddie Mac Strips	58,728
Ginnie Mae I Pool	19,011
Ginnie Mae II Pool	72,756
Government National Mortgage Association	36,949
United States Treasury Strip Coupon	213,495

Total Market Value of Collateral Securities	$5,100,000

Goldman Sachs & Co. (0.070%)
Security Description	Value
Ginnie Mae I Pool	$31,552
Ginnie Mae II Pool	33,922
Government National Mortgage Association	15,234,526

Total Market Value of Collateral Securities	$15,300,000

The accompanying Notes to Financial Statements are an integral part of this statement.

38  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

UBS Securities LLC (0.080%)
Security Description	Value
Fannie Mae Pool	$3,196,555
Freddie Mac Gold Pool	1,269,506
Freddie Mac Non Gold Pool	42,533

Total Market Value of Collateral Securities	$4,508,594

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
IO	Interest Only
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
PO	Principal Only
STRIPS	Separate Trading of Registered Interest and Principal Securities

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  39

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

40  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of August 31, 2011:

	Fair Value at August 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$286,643,286	$411,194	$287,054,480
Entertainment	—	7,459,980	3,418,068	10,878,048
All Other Industries	—	1,663,012,146	—	1,663,012,146
Residential Mortgage-Backed Securities — Agency	—	1,107,964,561	—	1,107,964,561
Residential Mortgage-Backed Securities — Non-Agency	—	54,247,438	1,327,618	55,575,056
Commercial Mortgage-Backed Securities — Agency	—	1,356,769	—	1,356,769
Commercial Mortgage-Backed Securities — Non-Agency	—	748,635,791	—	748,635,791
Asset-Backed Securities — Non-Agency	—	75,799,739	—	75,799,739
U.S. Treasury Obligations	394,215,147	452,761,155	—	846,976,302
Foreign Government Obligations	—	12,498,656	—	12,498,656
Municipal Bonds	—	20,399,805	—	20,399,805

Total Bonds	394,215,147	4,430,779,326	5,156,880	4,830,151,353

Equity Securities
Preferred Stocks
Financials	—	48,389,480	—	48,389,480

Total Equity Securities	—	48,389,480	—	48,389,480

Other
Senior Loans	—	1,077,068	—	1,077,068
Treasury Note Short-Term	207,990,224	—	—	207,990,224
Affiliated Money Market Fund(c)	32,910,267	—	—	32,910,267
Investments of Cash Collateral Received for Securities on Loan	—	759,382,426	—	759,382,426

Total Other	240,900,491	760,459,494	—	1,001,359,985

Investments in Securities	635,115,638	5,239,628,300	5,156,880	5,879,900,818
Derivatives(d)
Assets
Futures Contracts	1,155,382	—	—	1,155,382
Swap Contracts	—	4,114,709	—	4,114,709
Liabilities
Futures Contracts	(490,514)	—	—	(490,514)
Swap Contracts	—	(1,374,052)	—	(1,374,052)

Total	$635,780,506	$5,242,368,957	$5,156,880	$5,883,306,343

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  41

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Residential
		Mortgage-
	Corporate	Backed
	Bonds	Securities	Asset-Backed
	& Notes	Non-Agency	Securities	Total
Balance as of August 31, 2010	$4,040,442	$83,944,128	$12,373,620	$100,358,190
Accrued discounts/premiums	6,288	68,211	(379,527)	(305,028)
Realized gain (loss)	(3,688)	14,369,775	(633,260)	13,732,827
Change in unrealized appreciation (depreciation)*	302,908	(3,966,631)	397,982	(3,265,741)
Sales	(6,831,521)	(64,943,616)	(11,758,815)	(83,533,952)
Purchases	—	2,831,250	—	2,831,250
Transfers into Level 3	6,314,833	—	—	6,314,833
Transfers out of Level 3	—	(30,975,499)	—	(30,975,499)

Balance as of August 31, 2011	$3,829,262	$1,327,618	$—	$5,156,880

*	Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2011 was $117,470, which is comprised of Corporate Bonds & Notes of $(3,688) and Residential Mortgage-Backed Non-Agency Securities of $121,158.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

42  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  43

Statement of Assets and Liabilities
August 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $4,962,153,886)	$5,087,608,125
Affiliated issuers (identified cost $32,910,267)	32,910,267
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $734,962,236)	734,962,236
Repurchase agreements (identified cost $24,420,190)	24,420,190

Total investments (identified cost $5,754,446,579)	5,879,900,818
Foreign currency (identified cost $3,992)	3,955
Unrealized appreciation on swap contracts	4,114,709
Premiums paid on outstanding credit default swap contracts	17,413,163
Receivable for:
Capital shares sold	22,867,859
Investments sold	34,565,184
Dividends	8,568
Interest	39,096,769
Reclaims	58,939
Variation margin on futures contracts	1,910,469

Total assets	5,999,940,433

Liabilities
Disbursements in excess of cash	47,103
Due upon return of securities on loan	759,382,426
Unrealized depreciation on swap contracts	1,374,052
Premiums received on outstanding swap contracts	506,406
Payable for:
Investments purchased	37,091,603
Investments purchased on a delayed delivery basis	206,775,098
Capital shares purchased	7,128,914
Dividend distributions to shareholders	14,605,484
Investment management fees	55,725
Distribution fees	29,832
Transfer agent fees	315,709
Administration fees	7,822
Plan administration fees	16,278
Other expenses	668,433

Total liabilities	1,028,004,885

Net assets applicable to outstanding capital stock	$4,971,935,548

The accompanying Notes to Financial Statements are an integral part of this statement.

44  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Represented by
Paid-in capital	$4,765,249,009
Undistributed net investment income	12,755,816
Accumulated net realized gain	65,069,666
Unrealized appreciation (depreciation) on:
Investments	125,454,239
Foreign currency translations	1,293
Futures contracts	664,868
Swap contracts	2,740,657

Total — representing net assets applicable to outstanding capital stock	$4,971,935,548

*Value of securities on loan	$745,199,692

Net assets applicable to outstanding shares
Class A	$3,450,986,700
Class B	$60,549,785
Class C	$54,526,509
Class I	$878,903,435
Class R	$912,411
Class R3	$11,901
Class R4	$69,341,872
Class R5	$242,855
Class W	$454,473,507
Class Z	$1,986,573
Shares outstanding
Class A	674,090,615
Class B	11,830,089
Class C	10,648,378
Class I	171,460,108
Class R	177,901
Class R3	2,322
Class R4	13,556,022
Class R5	47,502
Class W	88,736,978
Class Z	387,383
Net asset value per share
Class A(a)	$5.12
Class B	$5.12
Class C	$5.12
Class I	$5.13
Class R	$5.13
Class R3	$5.13
Class R4	$5.12
Class R5	$5.11
Class W	$5.12
Class Z	$5.13

(a)	The maximum offering price per share for Class A is $5.38. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  45

Statement of Operations
Year ended August 31, 2011

Net investment income
Income:
Dividends	$832,984
Interest	204,216,184
Dividends from affiliates	730,646
Income from securities lending — net	1,657,563

Total income	207,437,377

Expenses:
Investment management fees	21,890,643
Distribution fees
Class A	8,411,698
Class B	968,237
Class C	575,759
Class R	4,534
Class R3	29
Class W	1,243,293
Transfer agent fees
Class A	4,587,910
Class B	136,751
Class C	79,807
Class R	1,246
Class R3	6
Class R4	36,195
Class R5	118
Class W	687,234
Class Z	805
Administration fees	2,918,620
Plan administration fees
Class R	21
Class R3	29
Class R4	181,933
Compensation of board members	106,976
Custodian fees	193,941
Printing and postage fees	251,583
Registration fees	359,823
Professional fees	86,509
Other	303,272

Total expenses	43,026,972
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,535,938)

Total net expenses	40,491,034

Net investment income	166,946,343

The accompanying Notes to Financial Statements are an integral part of this statement.

46  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$186,599,680
Foreign currency transactions	45,715
Forward foreign currency exchange contracts	4,432,030
Futures contracts	(69,546,263)
Options contracts written	1,625,679
Swap contracts	(102,716)

Net realized gain	123,054,125
Net change in unrealized appreciation (depreciation) on:
Investments	(83,255,892)
Foreign currency translations	6,951
Forward foreign currency exchange contracts	1,140,546
Futures contracts	13,853,834
Swap contracts	2,740,657

Net change in unrealized depreciation	(65,513,904)
Net realized and unrealized gain	57,540,221

Net increase in net assets resulting from operations	$224,486,564

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  47

Statement of Changes in Net Assets

Year ended August 31,	2011(a)	2010
Operations
Net investment income	$166,946,343	$156,892,040
Net realized gain	123,054,125	193,400,726
Net change in unrealized appreciation (depreciation)	(65,513,904)	95,604,397

Net increase in net assets resulting from operations	224,486,564	445,897,163

Distributions to shareholders from:
Net investment income
Class A	(113,654,845)	(96,116,918)
Class B	(2,562,853)	(4,565,834)
Class C	(1,524,639)	(1,535,056)
Class I	(37,209,083)	(33,367,245)
Class R	(28,688)	(12,476)
Class R3	(362)	(330)
Class R4	(2,501,671)	(2,369,362)
Class R5	(8,746)	(9,285)
Class W	(16,927,751)	(14,088,928)
Class Z	(20,970)	—

Total distributions to shareholders	(174,439,608)	(152,065,434)

Increase (decrease) in net assets from share transactions	(136,745,488)	679,095,016

Total increase (decrease) in net assets	(86,698,532)	972,926,745
Net assets at beginning of year	5,058,634,080	4,085,707,335

Net assets at end of year	$4,971,935,548	$5,058,634,080

Undistributed net investment income	$12,755,816	$2,608,741

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

48  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Year ended August 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	199,197,125	1,008,040,844	255,587,606	1,249,466,893
Conversions from Class B	5,458,726	27,730,135	10,305,426	51,824,342
Distributions reinvested	20,506,801	103,633,062	17,122,875	83,921,645
Redemptions	(193,750,486)	(980,309,091)	(145,852,583)	(717,125,435)

Net increase	31,412,166	159,094,950	137,163,324	668,087,445

Class B shares
Subscriptions	1,338,793	6,792,530	5,174,739	25,263,311
Distributions reinvested	466,809	2,354,896	849,773	4,152,756
Conversions to Class A	(5,458,759)	(27,730,135)	(10,305,426)	(51,824,342)
Redemptions	(7,480,589)	(37,737,469)	(13,042,241)	(63,593,017)

Net decrease	(11,133,746)	(56,320,178)	(17,323,155)	(86,001,292)

Class C shares
Subscriptions	1,707,903	8,659,662	3,538,983	17,239,946
Distributions reinvested	254,276	1,284,701	256,326	1,256,027
Redemptions	(3,482,144)	(17,571,309)	(2,701,608)	(13,200,815)

Net increase (decrease)	(1,519,965)	(7,626,946)	1,093,701	5,295,158

Class I shares
Subscriptions	18,987,460	95,560,203	52,759,332	258,106,680
Distributions reinvested	7,496,533	37,927,213	6,742,254	33,090,416
Redemptions	(56,161,538)	(286,133,402)	(23,748,719)	(115,627,529)

Net increase (decrease)	(29,677,545)	(152,645,986)	35,752,867	175,569,567

Class R shares
Subscriptions	75,740	384,883	167,014	827,218
Distributions reinvested	3,370	17,054	1,834	9,031
Redemptions	(106,044)	(536,285)	(24,441)	(119,285)

Net increase (decrease)	(26,934)	(134,348)	144,407	716,964

Class R3 shares
Subscriptions	149	751	139	689
Distributions reinvested	6	29	1	6
Redemptions	(40)	(198)	—	—

Net increase	115	582	140	695

Class R4 shares
Subscriptions	5,516,524	27,898,366	5,744,120	28,117,956
Distributions reinvested	506,934	2,558,982	482,320	2,360,072
Redemptions	(7,274,778)	(36,709,919)	(6,705,666)	(32,608,511)

Net decrease	(1,251,320)	(6,252,571)	(479,226)	(2,130,483)

Class R5 shares
Subscriptions	—	—	4,384	20,999
Distributions reinvested	681	3,439	1,400	6,805
Redemptions	—	—	(21,371)	(103,650)

Net increase (decrease)	681	3,439	(15,587)	(75,846)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  49

Statement of Changes in Net Assets (continued)

Year ended August 31,	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares
Subscriptions	31,626,822	160,083,629	48,436,495	240,143,309
Distributions reinvested	3,425,485	17,316,324	2,874,976	14,076,395
Redemptions	(49,862,801)	(252,234,889)	(69,422,361)	(336,586,896)

Net decrease	(14,810,494)	(74,834,936)	(18,110,890)	(82,367,192)

Class Z shares
Subscriptions	423,967	2,157,450	—	—
Distributions reinvested	2,165	11,039	—	—
Redemptions	(38,749)	(197,983)	—	—

Net increase	387,383	1,970,506	—	—

Total net increase (decrease)	(26,619,659)	(136,745,488)	138,225,581	679,095,016

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

50  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Aug. 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$5.07	$4.75	$4.65	$4.81	$4.77

Income from investment operations:
Net investment income	0.16	0.17	0.20	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.06	0.31	0.11	(0.17)	0.05

Total from investment operations	0.22	0.48	0.31	0.05	0.26

Less distributions to shareholders from:
Net investment income	(0.17)	(0.16)	(0.21)	(0.21)	(0.21)
Tax return of capital	—	—	—	—	(0.01)

Total distributions to shareholders	(0.17)	(0.16)	(0.21)	(0.21)	(0.22)

Net asset value, end of period	$5.12	$5.07	$4.75	$4.65	$4.81

Total return	4.46%	10.40%	7.05%	0.93%	5.54%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.90%	0.92%	0.94%	0.95%	0.97%

Net expenses after fees waived or expenses reimbursed(b)	0.84%	0.85%	0.83%	0.89%	0.89%

Net investment income	3.23%	3.49%	4.44%	4.68%	4.43%

Supplemental data
Net assets, end of period (in thousands)	$3,450,987	$3,258,076	$2,402,835	$1,920,028	$1,936,988

Portfolio turnover(c)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  51

Financial Highlights (continued)

	Year ended Aug. 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$5.07	$4.75	$4.65	$4.81	$4.77

Income from investment operations:
Net investment income	0.13	0.13	0.17	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.06	0.32	0.10	(0.18)	0.04

Total from investment operations	0.19	0.45	0.27	0.01	0.22

Less distributions to shareholders from:
Net investment income	(0.14)	(0.13)	(0.17)	(0.17)	(0.18)
Tax return of capital	—	—	—	—	(0.00	)(a)

Total distributions to shareholders	(0.14)	(0.13)	(0.17)	(0.17)	(0.18)

Net asset value, end of period	$5.12	$5.07	$4.75	$4.65	$4.81

Total return	3.67%	9.56%	6.24%	0.16%	4.74%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.66%	1.68%	1.70%	1.71%	1.73%

Net expenses after fees waived or expenses reimbursed(c)	1.59%	1.61%	1.59%	1.65%	1.65%

Net investment income	2.49%	2.72%	3.71%	3.91%	3.66%

Supplemental data
Net assets, end of period (in thousands)	$60,550	$116,364	$191,469	$254,464	$303,507

Portfolio turnover(d)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

52  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Year ended Aug. 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$5.07	$4.75	$4.65	$4.81	$4.77

Income from investment operations:
Net investment income	0.13	0.13	0.17	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.06	0.32	0.10	(0.18)	0.04

Total from investment operations	0.19	0.45	0.27	0.01	0.22

Less distributions to shareholders from:
Net investment income	(0.14)	(0.13)	(0.17)	(0.17)	(0.18)
Tax return of capital	—	—	—	—	(0.00	)(a)

Total distributions to shareholders	(0.14)	(0.13)	(0.17)	(0.17)	(0.18)

Net asset value, end of period	$5.12	$5.07	$4.75	$4.65	$4.81

Total return	3.68%	9.58%	6.25%	0.16%	4.73%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.65%	1.68%	1.69%	1.70%	1.73%

Net expenses after fees waived or expenses reimbursed(c)	1.59%	1.60%	1.58%	1.65%	1.65%

Net investment income	2.49%	2.74%	3.68%	3.93%	3.67%

Supplemental data
Net assets, end of period (in thousands)	$54,527	$61,701	$52,650	$31,689	$16,840

Portfolio turnover(d)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  53

Financial Highlights (continued)

	Year ended Aug. 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$5.08	$4.76	$4.65	$4.82	$4.78

Income from investment operations:
Net investment income	0.18	0.19	0.22	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.06	0.31	0.11	(0.18)	0.04

Total from investment operations	0.24	0.50	0.33	0.06	0.27

Less distributions to shareholders from:
Net investment income	(0.19)	(0.18)	(0.22)	(0.23)	(0.22)
Tax return of capital	—	—	—	—	(0.01)

Total distributions to shareholders	(0.19)	(0.18)	(0.22)	(0.23)	(0.23)

Net asset value, end of period	$5.13	$5.08	$4.76	$4.65	$4.82

Total return	4.82%	10.78%	7.67%	1.07%	5.90%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.51%	0.53%	0.54%	0.55%	0.56%

Net expenses after fees waived or expenses reimbursed(b)	0.49%	0.49%	0.47%	0.53%	0.54%

Net investment income	3.59%	3.86%	4.80%	5.09%	4.80%

Supplemental data
Net assets, end of period (in thousands)	$878,903	$1,021,032	$787,166	$693,189	$386,010

Portfolio turnover(c)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

54  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Year ended Aug. 31,
	2011	2010	2009	2008	2007(b)
Class R(a)
Per share data
Net asset value, beginning of period	$5.08	$4.76	$4.65	$4.80	$4.81

Income from investment operations:
Net investment income	0.15	0.15	0.17	0.21	0.14
Net realized and unrealized gain (loss) on investments	0.06	0.31	0.13	(0.16)	(0.02)

Total from investment operations	0.21	0.46	0.30	0.05	0.12

Less distributions to shareholders from:
Net investment income	(0.16)	(0.14)	(0.19)	(0.20)	(0.13)
Tax return of capital	—	—	—	—	(0.00	)(c)

Total distributions to shareholders	(0.16)	(0.14)	(0.19)	(0.20)	(0.13)

Net asset value, end of period	$5.13	$5.08	$4.76	$4.65	$4.80

Total return	4.19%	9.90%	6.92%	0.84%	2.70%

Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.15%	1.33%	1.35%	1.34%	1.32%	(e)

Net expenses after fees waived or expenses reimbursed(f)	1.09%	1.29%	1.21%	1.08%	1.32%	(e)

Net investment income	2.98%	3.09%	3.67%	4.53%	4.06%	(e)

Supplemental data
Net assets, end of period (in thousands)	$912	$1,040	$288	$10	$5

Portfolio turnover(g)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	Effective September 7, 2010, Class R2 shares were renamed Class R shares.
(b)	For the period from December 11, 2006 (commencement of operations) to August 31, 2007.
(c)	Rounds to less than $0.01.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  55

Financial Highlights (continued)

	Year ended Aug. 31,
	2011	2010	2009	2008	2007(a)
Class R3
Per share data
Net asset value, beginning of period	$5.07	$4.76	$4.65	$4.80	$4.81

Income from investment operations:
Net investment income	0.15	0.16	0.20	0.23	0.15
Net realized and unrealized gain (loss) on investments	0.07	0.31	0.11	(0.17)	(0.02)

Total from investment operations	0.22	0.47	0.31	0.06	0.13

Less distributions to shareholders from:
Net investment income	(0.16)	(0.16)	(0.20)	(0.21)	(0.14)
Tax return of capital	—	—	—	—	(0.00	)(b)

Total distributions to shareholders	(0.16)	(0.16)	(0.20)	(0.21)	(0.14)

Net asset value, end of period	$5.13	$5.07	$4.76	$4.65	$4.80

Total return	4.44%	9.96%	7.19%	1.11%	2.90%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.08%	1.09%	1.08%	1.08%	1.06%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.04%	1.04%	0.91%	0.83%	1.06%	(d)

Net investment income	3.06%	3.31%	4.40%	4.79%	4.33%	(d)

Supplemental data
Net assets, end of period (in thousands)	$12	$11	$10	$10	$5

Portfolio turnover(f)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to August 31, 2007.
(b)	Rounds to less than $0.01.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

56  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Year ended Aug. 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$5.06	$4.75	$4.64	$4.80	$4.77

Income from investment operations:
Net investment income	0.17	0.17	0.20	0.23	0.22
Net realized and unrealized gain (loss) on investments	0.07	0.31	0.12	(0.17)	0.04

Total from investment operations	0.24	0.48	0.32	0.06	0.26

Less distributions to shareholders from:
Net investment income	(0.18)	(0.17)	(0.21)	(0.22)	(0.22)
Tax return of capital	—	—	—	—	(0.01)

Total distributions to shareholders	(0.18)	(0.17)	(0.21)	(0.22)	(0.23)

Net asset value, end of period	$5.12	$5.06	$4.75	$4.64	$4.80

Total return	4.71%	10.24%	7.35%	1.03%	5.49%

Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.81%	0.83%	0.84%	0.85%	0.83%

Net expenses after fees waived or expenses reimbursed(b)	0.78%	0.79%	0.77%	0.76%	0.73%

Net investment income	3.30%	3.55%	4.53%	4.81%	4.53%

Supplemental data
Net assets, end of period (in thousands)	$69,342	$74,984	$72,570	$75,479	$77,836

Portfolio turnover(c)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  57

Financial Highlights (continued)

	Year ended Aug. 31,
	2011	2010	2009	2008	2007(a)
Class R5
Per share data
Net asset value, beginning of period	$5.06	$4.75	$4.64	$4.80	$4.81

Income from investment operations:
Net investment income	0.18	0.19	0.23	0.24	0.17
Net realized and unrealized gain (loss) on investments	0.06	0.30	0.10	(0.18)	(0.02)

Total from investment operations	0.24	0.49	0.33	0.06	0.15

Less distributions to shareholders from:
Net investment income	(0.19)	(0.18)	(0.22)	(0.22)	(0.16)
Tax return of capital	—	—	—	—	(0.00	)(b)

Total distributions to shareholders	(0.19)	(0.18)	(0.22)	(0.22)	(0.16)

Net asset value, end of period	$5.11	$5.06	$4.75	$4.64	$4.80

Total return	4.77%	10.52%	7.62%	1.22%	3.25%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.56%	0.58%	0.59%	0.59%	0.59%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.54%	0.54%	0.52%	0.58%	0.57%	(d)

Net investment income	3.54%	3.80%	5.01%	5.02%	4.81%	(d)

Supplemental data
Net assets, end of period (in thousands)	$243	$237	$296	$10	$5

Portfolio turnover(f)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to August 31, 2007.
(b)	Rounds to less than $0.01.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

58  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

	Year ended Aug. 31,
	2011	2010	2009	2008	2007(a)
Class W
Per share data
Net asset value, beginning of period	$5.07	$4.75	$4.65	$4.81	$4.82

Income from investment operations:
Net investment income	0.16	0.17	0.20	0.22	0.15
Net realized and unrealized gain on investments	0.06	0.31	0.10	(0.17)	—

Total from investment operations	0.22	0.48	0.30	0.05	0.15

Less distributions to shareholders from:
Net investment income	(0.17)	(0.16)	(0.20)	(0.21)	(0.16)
Tax return of capital	—	—	—	—	(0.00	)(b)

Total distributions to shareholders	(0.17)	(0.16)	(0.20)	(0.21)	(0.16)

Net asset value, end of period	$5.12	$5.07	$4.75	$4.65	$4.81

Total return	4.46%	10.30%	6.95%	0.82%	2.71%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.90%	0.98%	0.99%	0.99%	0.98%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.84%	0.94%	0.92%	0.98%	0.97%	(d)

Net investment income	3.25%	3.39%	4.37%	4.56%	4.32%	(d)

Supplemental data
Net assets, end of period (in thousands)	$454,474	$525,189	$578,424	$655,312	$223,104

Portfolio turnover(f)	373%	420%	371%	226%	295%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to August 31, 2007.
(b)	Rounds to less than $0.01.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245%, 229%, 184% and 122% for the years ended August 31, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  59

Financial Highlights (continued)

	Year ended Aug. 31,
	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$5.09

Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain on investments	0.07

Total from investment operations	0.21

Less distributions to shareholders from:
Net investment income	(0.17)

Total distributions to shareholders	(0.17)

Net asset value, end of period	$5.13

Total return	4.23%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.64%	(c)

Net expenses after fees waived or expenses reimbursed(d)	0.59%	(c)

Net investment income	2.95%	(c)

Supplemental data
Net assets, end of period (in thousands)	$1,987

Portfolio turnover(e)	373%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 245% for the year ended August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

60  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Notes to Financial Statements
August 31, 2011

Note 1. Organization

Columbia Diversified Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Diversified Income Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective September 7, 2010, Class R2 shares were renamed Class R shares.

Class R3 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  61

Notes to Financial Statements (continued)

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations on September 27, 2010.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

62  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  63

Notes to Financial Statements (continued)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

64  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  65

Notes to Financial Statements (continued)

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, and manage exposure to movements in interest rates. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund

66  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended August 31, 2011 are as follows:

	Puts
	Contracts	Premiums
Balance August 31, 2010	—	$—
Opened	3,765	1,824,134
Expired	(1,833)	(1,021,022)
Closed	(1,932)	(803,112)

Balance August 31, 2011	—	$—

Credit Default Swap Contracts
Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  67

Notes to Financial Statements (continued)

credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default

68  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at August 31, 2011

	Asset derivatives			Liability derivatives
	Statement of Assets			Statement of Assets
Risk Exposure	and Liabilities			and Liabilities
Category	Location	Fair Value		Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$4,114,709		Unrealized depreciation on swap contracts	$1,374,052

Credit contracts	Premiums paid on outstanding credit default swap contracts	17,413,163		Premiums received on outstanding credit default swap contracts	506,406

Interest rate contracts	Net assets — unrealized appreciation on futures contracts	664,868	*

Total		$22,192,740			$1,880,458

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  69

Notes to Financial Statements (continued)

Effect of Derivative Instruments in the Statement of Operations for the Year Ended August 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign		Written and
	Currency Exchange		Purchased
Risk Exposure Category	Contracts	Future Contracts	Option Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$(102,716)	$(102,716)

Foreign exchange contracts	4,432,030	—	—	—	$4,432,030

Interest rate contracts	—	(69,546,263)	1,148,742	—	$(68,397,521)

Total	$4,432,030	$(69,546,263)	$1,148,742	$(102,716)	$(64,068,207)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Foreign		Written and
	Currency Exchange		Purchased
Risk Exposure Category	Contracts	Future Contracts	Option Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$2,740,657	$2,740,657

Foreign exchange contracts	1,140,546	—	—	—	$1,140,546

Interest rate contracts	—	13,853,834	—	—	$13,853,834

Total	$1,140,546	$13,853,834	$—	$2,740,657	$17,735,037

Volume of Derivative Instruments for the Year ended August 31, 2011

Contracts
Opened
Forward Foreign Currency Exchange Contracts	115

Futures Contracts	53,693

Written and Purchased Options Contracts	5,112

Aggregate
Notional
Opened
Credit Default Swap Contracts — Buy Protection	$348,530,000

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a

70  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  71

Notes to Financial Statements (continued)

Mortgage Dollar Roll Transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities
The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

72  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Principal Only Securities
The Fund may invest in Principal Only Securities (POs). POs are stripped mortgage backed securities entitled to receive most, if not all, of the principal from the underlying mortgage assets, but not the interest. The Fund assumes the risk, as the holder of a PO security, that it may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  73

Notes to Financial Statements (continued)

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be

74  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.430% to 0.300% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.48% to 0.29% as the Fund’s net assets increased. The management fee rate for the year ended August 31, 2011 was 0.43% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee rate for the year ended August 31, 2011 was 0.06% of the Fund’s average daily net assets.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended August 31, 2011, other expenses paid to this company were $27,310.

Compensation of Board Members
Board members are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  75

Notes to Financial Statements (continued)

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class and annual asset-based service fees based on the Fund’s average daily net assets attributable to Class R, Class R3, Class R4 and Class R5 shares, which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

76  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

For the year ended August 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.14
Class C	0.14
Class R	0.14
Class R3	0.05
Class R4	0.05
Class R5	0.05
Class W	0.14
Class Z	0.14

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $22,831. The liability remaining at August 31, 2011 for non-recurring charges associated with the lease amounted to $15,440 and is included within other accrued expenses in the Statement of Assets and Liabilities.

Plan Administration Fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to September 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R shares for such services.

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  77

Notes to Financial Statements (continued)

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,511,000 and $790,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $871,124 for Class A, $56,997 for Class Band $5,403 for Class C for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective November 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.84%
Class B	1.59
Class C	1.59
Class I	0.49
Class R	1.09
Class R3	1.04
Class R4	0.79
Class R5	0.54
Class W	0.84
Class Z	0.59

Prior to November 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

78  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.85%
Class B	1.61
Class C	1.60
Class I	0.49
Class R	1.29
Class R3	1.04
Class R4	0.79
Class R5	0.54
Class W	0.94

Effective November 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of class’ average daily net assets:

Class A	0.85%
Class B	1.60
Class C	1.60
Class I	0.50
Class R	1.10
Class R3	1.05
Class R4	0.80
Class R5	0.55
Class W	0.85
Class Z	0.60

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  79

Notes to Financial Statements (continued)

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures and options contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments, market discount, and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$17,640,340
Accumulated net realized gain	(17,640,340)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended August 31,	2011	2010
Ordinary Income	$174,439,608	$152,065,434
Long-Term Capital Gains	—	—

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$61,232,957
Undistributed accumulated long-term gain	69,229,214
Accumulated realized loss	(11,547)
Unrealized appreciation	90,841,399

At August 31, 2011, the cost of investments for federal income tax purposes was $5,788,152,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$139,835,785
Unrealized depreciation	(48,087,030)

Net unrealized appreciation	$91,748,755

80  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

The following capital loss carryforward, determined at August 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$11,547

For the year ended August 31, 2011, $22,637,283 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $19,356,657,119 and $19,982,401,645, respectively, for the year ended August 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  81

Notes to Financial Statements (continued)

fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At August 31, 2011, securities valued at $745,199,692 were on loan, secured by cash collateral of $759,382,426 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for

82  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended August 31, 2011.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  83

Notes to Financial Statements (continued)

administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have

84  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Diversified Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Diversified Bond Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

86  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Diversified Bond Fund of the Columbia Funds Series Trust II at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 21, 2011

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  87

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended August 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.39%
Dividends Received Deduction for corporations	0.39%
U.S. Government Obligations	7.97%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

88  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  89

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

90  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  91

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

92  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  93

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

94  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  95

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

96  COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA DIVERSIFIED BOND FUND — 2011 ANNUAL REPORT  97

Columbia Diversified Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6495 AF (10/11)

Annual Report
and Prospectus

Columbia Marsico Flexible Capital Fund

Annual Report for the Period Ended August 31, 2011
(Prospectus also enclosed)

Columbia Marsico Flexible Capital Fund seeks to provide shareholders with long-term growth of capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	2

Manager Commentary	4

The Fund’s Long-term Performance	6

Fund Expense Example	8

Portfolio of Investments	10

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Board Members and Officers	32

Proxy Voting	37

Approval of Investment Management Services Agreement and Subadvisory Agreement	37

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Marsico Flexible Capital Fund (the Fund) Class A shares gained 11.29% (excluding sales charge) from its inception on September 28, 2010 through August 31, 2011.

>	The Fund outperformed its benchmark, the unmanaged Standard & Poor’s (S&P) 500 Index, which increased 8.19% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended August 31, 2011)

Since
inception
9/28/2010*
Columbia Marsico Flexible Capital Fund Class A (excluding sales charge)	+11.29%

S&P 500 Index (unmanaged)	+8.19%

*	Not annualized.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS

at August 31, 2011
Since
Without sales charge	inception*
Class A (inception 9/28/10)	+11.29%

Class C (inception 9/28/10)	+10.42%

Class I (inception 9/28/10)	+11.22%

Class R (inception 9/28/10)	+10.87%

Class Z (inception 9/28/10)	+11.61%

With sales charge
Class A (inception 9/28/10)	+4.90%

Class C (inception 9/28/10)	+9.42%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized.

2  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  3

Manager Commentary

Dear Shareholder,

Columbia Marsico Flexible Capital Fund (the Fund) Class A shares gained 11.29% during the period from its inception on September 28, 2010 to August 31, 2011. The Fund outperformed its benchmark, the Standard & Poor’s (S&P) 500 Index, which gained 8.19% over the same period.

Significant performance factors
The Fund’s outperformance was primarily attributable to strong stock selection in the information technology and industrials sectors. Several of the Fund’s holdings in Chinese internet-related companies posted strong returns, including ChinaCache International Holdings, Baidu and Youku.com. (The Fund sold its position in ChinaCache during the period.) Netherlands-based Sensata Technologies was the Fund’s leading position in the industrials sector. Sensata’s primary lines of business are the design, manufacture, and sale of sensors and controls which are used to achieve safety and efficiency in automobiles, appliances, heavy equipment, and other industrial products.

Several of the Fund’s consumer staples and materials positions had a material, positive impact on performance, including Green Mountain Coffee Roasters and Monsanto. (Monsanto was sold from the Fund prior to period-end.)

The primary area of weakness for the Fund was stock selection and an underweight allocation to the energy sector. OGX Petroleo e Gas Participacoes and Pacific Rubiales Energy each posted negative returns prior to being sold from the Fund. Energy was the strongest-performing sector of the S&P 500 Index during the period, and the Fund’s performance was hampered by its underweight allocation to the sector relative to the index.

In the consumer discretionary sector, Li & Fung, a Hong Kong-headquartered manufacturer, exporter, and distributor of retail goods, posted a sharp stock price decline.

The Fund may hold elevated cash levels as a buying reserve or as a defensive measure in adverse market conditions. During the period, the Fund’s cash position represented, on average, approximately 14.8% of the Fund’s net assets. The cash position hampered performance during a period of rising equity returns.

Changes to the Fund’s portfolio
During the period, the Fund significantly reduced its exposure to the financials sector. Our outlook for many large U.S. financials has shifted to some extent as it has become increasingly clear to us that Washington policy-makers want to regulate the biggest banks and other large financial institutions more stringently. As a result, we currently believe that earnings visibility and outlooks have deteriorated somewhat for that group.

We also reduced the Fund’s allocations to the materials and energy sectors, while increasing its allocations to the consumer discretionary, information technology, consumer staples and industrials sectors.

PORTFOLIO BREAKDOWN(1) (at August 31, 2011)

Stocks	81.1%

Consumer Discretionary	26.1

Consumer Staples	6.7

Energy	6.3

Financials	8.6

Health Care	3.5

Industrials	12.7

Information Technology	15.3

Materials	1.9

Corporate Bonds & Notes	3.2

Other(2)	15.7

(1)	Percentages indicated are based upon total investments. The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

4  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

TOP TEN HOLDINGS(1) (at August 31, 2011)

Sensata Technologies Holding NV	6.0%

Targa Resources Corp.	4.9

TJX Companies, Inc.	4.6

AutoZone, Inc.	4.5

Jardine Matheson Holdings Ltd.	3.7

Wells Fargo Capital XV	3.7

Progressive Corp. (The)	3.6

Time Warner, Inc.	3.5

Visa, Inc., Class A	3.5

Apple, Inc.	3.5

(1)	Percentages indicated are based upon total investments (excluding Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Our future strategy
We currently expect a period of sobriety ahead for the developed world. We believe that both Europe and the U.S. will have to tighten fiscally in order to manage their respective debt issues. Uncertainty regarding European Union policy, U.S. policy and China’s growth rate has hampered equity market performance. At present, the politics surrounding U.S. fiscal issues are very challenging, and are clearly having an impact on U.S. consumer confidence. That said, with inventory levels as low as they are throughout the U.S. economy, and with a reasonable solution to the U.S. debt ceiling issue, we, at present, do not believe the U.S. will experience a double dip recession. Emerging markets, meanwhile, continue to demonstrate strong gross domestic product growth and increasing consumption, and inflationary pressures in those countries have abated to some extent recently. It has been — and probably will remain — a choppy process, with some growth concerns likely to surface along the way. We do think, however, that the global economy is on an overall positive glide path.

We have identified a number of companies, domestic and international, that have a variety of compelling fundamental attributes (e.g., market share gains, enhanced profitability, free cash flow, improved top-line earnings growth, strong balance sheets). On balance, we are finding opportunities in sectors such as consumer discretionary, information technology and industrials. As part of our ongoing research process for the Fund, we look across each company’s entire capital structure to identify attractive investment opportunities. That has led the Fund to investments in several corporate bonds and preferred stocks that we currently believe offer attractive yields.

Marsico Capital Management, LLC

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  5

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Marsico Flexible Capital Fund Class A shares (from inception on 9/28/10 to 8/31/11) as compared to the performance of the Standard & Poor’s 500 Index (S&P 500 Index). In comparing the Fund’s Class A shares to the S&P 500 Index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the S&P 500 Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com.

COMPARATIVE RESULTS

Results at August 31, 2011
Since
inception*
9/28/10
Columbia Marsico Flexible Capital Fund (includes sales charge)
Class A Cumulative value of $10,000	$10,490

Average annual total return	+4.90%

S&P 500 Index(1)
Cumulative value of $10,000	$10,819

Average annual total return	+8.19%

* Not annualized.

Results for other share classes can be found on page 2.

6  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

(1)	The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  7

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until August 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	March 1, 2011	Aug. 31, 2011	the Period(a)	Expense Ratio
Class A

Actual(b)	$1,000	$927.30	$8.74	1.80%

Hypothetical (5% return before expenses)	$1,000	$1,016.13	$9.15	1.80%

Class C

Actual(b)	$1,000	$924.40	$12.17	2.51%

Hypothetical (5% return before expenses)	$1,000	$1,012.55	$12.73	2.51%

Class I

Actual(b)	$1,000	$926.40	$10.34	2.13%

Hypothetical (5% return before expenses)	$1,000	$1,014.47	$10.82	2.13%

Class R

Actual(b)	$1,000	$926.30	$10.63	2.19%

Hypothetical (5% return before expenses)	$1,000	$1,014.17	$11.12	2.19%

Class Z

Actual(b)	$1,000	$929.80	$7.20	1.48%

Hypothetical (5% return before expenses)	$1,000	$1,017.74	$7.53	1.48%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended August 31, 2011: -7.27% for Class A, -7.56% for Class C, -7.36% for Class I, -7.37% for Class R and -7.02% for Class Z .

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  9

Portfolio of Investments

Columbia Marsico Flexible Capital Fund
August 31, 2011
(Percentages represent value of investments compared to net assets)

Investments in Securities

Issuer	Shares	Value
Common Stocks 84.5%

CONSUMER DISCRETIONARY 27.3%

Automobiles 0.7%
Tesla Motors, Inc.(a)	42,829	$1,059,590

Distributors 2.2%
Li & Fung Ltd.(b)	2,002,000	3,611,357

Diversified Consumer Services 0.6%
Anhanguera Educacional Participacoes SA(b)	62,700	1,024,059

Hotels, Restaurants & Leisure 1.8%
Home Inns & Hotels Management, Inc., ADR(a)(b)	78,058	2,984,938

Internet & Catalog Retail 1.0%
HomeAway, Inc.(a)	37,899	1,585,694

Media 5.9%
British Sky Broadcasting Group PLC(b)	379,214	4,065,894
Discovery Communications, Inc., Class A(a)	10,034	424,238
Time Warner, Inc.	159,043	5,035,301

Total		9,525,433

Specialty Retail 9.5%
AutoZone, Inc.(a)	20,905	6,417,835
TJX Companies, Inc.	119,472	6,525,561
Urban Outfitters, Inc.(a)	92,561	2,422,784

Total		15,366,180

Textiles, Apparel & Luxury Goods 5.6%
Adidas AG(b)	45,851	3,193,465
Cie Financiere Richemont SA, Class A(b)	54,181	3,145,234
PVH Corp.	39,965	2,664,067

Total		9,002,766

TOTAL CONSUMER DISCRETIONARY		44,160,017

CONSUMER STAPLES 7.0%

Food & Staples Retailing 1.1%
Pricesmart, Inc.	27,755	1,816,842

Food Products 5.9%
Green Mountain Coffee Roasters, Inc.(a)	21,152	2,215,460
McCormick & Co., Inc.	66,989	3,201,404
Mead Johnson Nutrition Co.	56,698	4,039,733

Total		9,456,597

TOTAL CONSUMER STAPLES		11,273,439

ENERGY 6.6%

Energy Equipment & Services 2.1%
Halliburton Co.	39,347	1,745,827
National Oilwell Varco, Inc.	25,144	1,662,521

Total		3,408,348

Oil, Gas & Consumable Fuels 4.5%
Amyris, Inc.(a)	12,466	250,193
Targa Resources Corp.	236,034	7,043,254

Total		7,293,447

TOTAL ENERGY		10,701,795

FINANCIALS 8.7%

Commercial Banks 3.0%
U.S. Bancorp	209,389	4,859,919

Consumer Finance 1.0%
Capital One Financial Corp.	34,697	1,597,797

Insurance 3.1%
Progressive Corp. (The)	264,900	5,080,782

Thrifts & Mortgage Finance 1.6%
First Niagara Financial Group, Inc.	231,937	2,495,642

TOTAL FINANCIALS		14,034,140

HEALTH CARE 3.6%

Health Care Providers & Services 1.4%
Odontoprev SA(b)	136,400	2,370,013

Pharmaceuticals 2.2%
Allergan, Inc.	43,092	3,525,357

TOTAL HEALTH CARE		5,895,370

INDUSTRIALS 13.3%

Aerospace & Defense 1.5%
Wesco Aircraft Holdings, Inc.(a)	202,867	2,497,293

Electrical Equipment 6.9%
Rockwell Automation, Inc.	40,794	2,616,119
Sensata Technologies Holding NV(a)(b)	265,337	8,607,532

Total		11,223,651

Industrial Conglomerates 3.3%
Jardine Matheson Holdings Ltd.(b)	95,200	5,278,721

Machinery 1.6%
Cummins, Inc.	27,098	2,517,946

TOTAL INDUSTRIALS		21,517,611

INFORMATION TECHNOLOGY 16.0%

Computers & Peripherals 3.1%
Apple, Inc.(a)	13,018	5,009,717

Internet Software & Services 4.5%
Baidu, Inc., ADR(a)(b)	29,492	4,299,344
OpenTable, Inc.(a)	28,855	1,759,866
Youku.com, Inc., ADR(a)(b)	49,051	1,229,709

Total		7,288,919

IT Services 3.1%
Visa, Inc., Class A	57,197	5,026,472

Semiconductors & Semiconductor Equipment 2.5%
Mellanox Technologies Ltd.(a)(b)	41,955	1,235,575
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(b)	230,042	2,753,603

Total		3,989,178

Software 2.8%
SolarWinds, Inc.(a)	181,972	4,507,446

TOTAL INFORMATION TECHNOLOGY		25,821,732

MATERIALS 2.0%

Chemicals 2.0%
PPG Industries, Inc.	41,280	3,161,635

TOTAL MATERIALS		3,161,635

Total Common Stocks
(Cost: $135,096,750)		$136,565,739

Preferred Stocks 0.2%

FINANCIALS 0.2%

Capital Markets 0.2%
Fifth Third Capital Trust VI, 7.250%(a)	15,386	$386,189

TOTAL FINANCIALS		386,189

Total Preferred Stocks
(Cost: $385,960)		$386,189

	Coupon	Principal
Issuer	Rate	Amount	Value
Corporate Bonds & Notes 3.4%

Banking 3.3%
Wells Fargo Capital XV(c)
12/31/49	9.750%	$5,068,000	$5,232,710

REITs 0.1%
CB Richard Ellis Services, Inc.
06/15/17	11.625	187,000	212,245

Total Corporate Bonds & Notes
(Cost: $5,512,795)			$5,444,955

Shares		Value
Money Market Fund 16.4%

Columbia Short-Term Cash Fund, 0.139%(d)(e)	26,506,011	$26,506,011

Total Money Market Fund
(Cost: $26,506,011)		$26,506,011

Total Investments
(Cost: $167,501,516)		$168,902,894
Other Assets & Liabilities, Net		(7,216,893)

Net Assets		$161,686,001

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Columbia Marsico Flexible Capital Fund

COUNTRY BREAKDOWN(1) (at August 31, 2011)

Brazil	2.0%

China	5.0

Germany	1.9

Hong Kong	5.3

Israel	0.7

Netherlands	5.1

Switzerland	1.9

Taiwan	1.6

United Kingdom	2.4

United States	74.1

(1)	Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At August 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $43,799,444 or 27.09% of net assets.

(c)	Variable rate security. The interest rate shown reflects the rate as of August 31, 2011.

(d)	The rate shown is the seven-day current annualized yield at August 31, 2011.

(e)	Investments in affiliates during the year ended August 31, 2011:

			Sales cost/			Dividends or
	Beginning	Purchase	proceeds	Realized	Ending	interest
Issuer	cost	cost	from sales	gain/loss	cost	income	Value
Columbia Short-Term Cash Fund	$5,000,000	$223,701,081	$(202,195,070)	$—	$26,506,011	$23,494	$26,506,011

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  11

Portfolio of Investments (continued)

Columbia Marsico Flexible Capital Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Columbia Marsico Flexible Capital Fund

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of August 31, 2011:

	Fair value at August 31, 2011
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$30,144,067	$14,015,950	$—	$44,160,017
Consumer Staples	11,273,439	—	—	11,273,439
Energy	10,701,795	—	—	10,701,795
Financials	14,034,140	—	—	14,034,140
Health Care	5,895,370	—	—	5,895,370
Industrials	16,238,890	5,278,721	—	21,517,611
Information Technology	25,821,732	—	—	25,821,732
Materials	3,161,635	—	—	3,161,635
Preferred Stocks
Financials	386,189	—	—	386,189

Total Equity Securities	117,657,257	19,294,671	—	136,951,928

Bonds
Corporate Bonds & Notes	—	5,444,955	—	5,444,955

Total Bonds	—	5,444,955	—	5,444,955

Other
Affiliated Money Market Fund(c)	26,506,011	—	—	26,506,011

Total Other	26,506,011	—	—	26,506,011

Total	$144,163,268	$24,739,626	$—	$168,902,894

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  13

Statement of Assets and Liabilities
August 31, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $140,995,505)	$142,396,883
Affiliated issuers (identified cost $26,506,011)	26,506,011

Total investments (identified cost $167,501,516)	168,902,894
Receivable for:
Capital shares sold	514,959
Investments sold	544,078
Dividends	218,440
Interest	217,340
Reclaims	11,891

Total assets	170,409,602

Liabilities
Payable for:
Investments purchased	8,470,107
Capital shares purchased	86,437
Investment management fees	3,906
Distribution fees	625
Transfer agent fees	51,434
Administration fees	263
Other expenses	110,829

Total liabilities	8,723,601

Net assets applicable to outstanding capital stock	$161,686,001

Represented by
Paid-in capital	$170,976,356
Undistributed net investment income	152,184
Accumulated net realized loss	(10,844,358)
Unrealized appreciation (depreciation) on:
Investments	1,401,378
Foreign currency translations	441

Total — representing net assets applicable to outstanding capital stock	$161,686,001

Net assets applicable to outstanding shares
Class A	$55,034,191
Class C	$9,254,911
Class I	$5,526,617
Class R	$10,094
Class Z	$91,860,188
Shares outstanding
Class A	4,962,735
Class C	840,669
Class I	499,000
Class R	913
Class Z	8,264,161
Net asset value per share
Class A(a)	$11.09
Class C	$11.01
Class I	$11.08
Class R	$11.06
Class Z	$11.12

(a)	The maximum offering price per share for Class A is $11.77. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended August 31, 2011(a)
Net investment income
Income:
Dividends	$1,401,760
Interest	184,286
Dividends from affiliates	23,494
Foreign taxes withheld	(19,696)

Total income	1,589,844

Expenses:
Investment management fees	753,659
Distribution fees
Class A	73,108
Class C	42,807
Class R	26
Transfer agent fees
Class A	53,689
Class C	7,587
Class R	26
Class Z	80,982
Administration fees	50,808
Compensation of board members	2,684
Custodian fees	17,355
Printing and postage fees	93,025
Registration fees	125,883
Professional fees	28,517
Other	5,847

Total expenses	1,336,003
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(96,082)

Total net expenses	1,239,921

Net investment income	349,923

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(10,920,504)
Foreign currency transactions	78,272
Forward foreign currency exchange contracts	(229,715)
Options contracts written	78,250

Net realized loss	(10,993,697)
Net change in unrealized appreciation (depreciation) on:
Investments	1,401,378
Foreign currency translations	441

Net change in unrealized appreciation	1,401,819

Net realized and unrealized loss	(9,591,878)

Net decrease in net assets from operations	$(9,241,955)

(a)	For the period from September 28, 2010 to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  15

Statement of Changes in Net Assets

Year ended August 31, 2011(a)
Operations
Net investment income	$349,923
Net realized gain (loss)	(10,993,697)
Net change in unrealized appreciation	1,401,819

Net change in net assets resulting from operations	(9,241,955)

Distributions to shareholders from:
Net investment income
Class A	(23,425)
Class C	(2,018)
Class I	(20,878)
Class R	(7)
Class Z	(1,272)
Net realized gains
Class A	(1,060)
Class C	(111)
Class I	(878)
Class Z	(55)

Total distributions to shareholders	(49,704)

Increase in net assets from share transactions	165,978,378

Total increase in net assets	156,686,719
Net assets at beginning of year	4,999,282 (b)

Net assets at end of year	$161,686,001

Undistributed net investment income	$152,184

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.
(b)	Initial capital of $5,000,000 was contributed on September 23, 2010. The Fund had a decrease in net assets resulting from operations of $718 during the period from September 23, 2010 to September 28, 2010 (commencement of operations).

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

	Year ended
	August 31, 2011(a)
	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	5,704,579	66,867,131
Distributions reinvested	1,556	17,743
Redemptions	(743,650)	(8,504,132)

Net increase	4,962,485	58,380,742

Class C shares
Subscriptions	905,977	10,645,213
Distributions reinvested	177	2,014
Redemptions	(65,735)	(739,279)

Net increase	840,419	9,907,948

Class R shares
Subscriptions	664	8,131
Redemptions	(1)	(7)

Net increase	663	8,124

Class Z shares
Subscriptions	9,749,798	114,240,879
Distributions reinvested	115	1,316
Redemptions	(1,486,002)	(16,560,631)

Net increase	8,263,911	97,681,564

Total net increase	14,067,478	165,978,378

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  17

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Fund are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Columbia Marsico Flexible Capital Fund

	Year Ended
Class A	Aug. 31,
Per share data	2011(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	1.10

Total from investment operations	1.13

Less distributions to shareholders from:
Net investment income	(0.04)
Net realized gains	(0.00	)(b)

Total distributions to shareholders	(0.04)

Net asset value, end of period	$11.09

Total return	11.29%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.67%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.60%	(d)

Net investment income	0.25%	(d)

Supplemental data
Net assets, end of period (in thousands)	$55,034

Portfolio turnover	214%

	Year ended
Class C	Aug. 31,
Per share data	2011(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain on investments	1.09

Total from investment operations	1.04

Less distributions to shareholders from:
Net investment income	(0.03)
Net realized gains	(0.00	)(b)

Total distributions to shareholders	(0.03)

Net asset value, end of period	$11.01

Total return	10.42%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.38%	(d)

Net expenses after fees waived or expenses reimbursed(e)	2.35%	(d)

Net investment loss	(0.46%	)(d)

Supplemental data
Net assets, end of period (in thousands)	$9,255

Portfolio turnover	214%

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.
(b)	Rounds to less than $0.01.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Columbia Marsico Flexible Capital Fund (continued)

	Year ended
Class I	Aug. 31,
Per share data	2011(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain on investments	1.07

Total from investment operations	1.12

Less distributions to shareholders from:
Net investment income	(0.04)
Net realized gains	(0.00	)(b)

Total distributions to shareholders	(0.04)

Net asset value, end of period	$11.08

Total return	11.22%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.64%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.25%	(d)

Net investment income	0.43%	(d)

Supplemental data
Net assets, end of period (in thousands)	$5,527

Portfolio turnover	214%

	Year ended
Class R	Aug. 31,
Per share data	2011(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.00	(b)
Net realized and unrealized gain on investments	1.09

Total from investment operations	1.09

Less distributions to shareholders from:
Net investment income	(0.03)
Net realized gains	(0.00	)(b)

Total distributions to shareholders	(0.03)

Net asset value, end of period	$11.06

Total return	10.87%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.89%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.85%	(d)

Net investment income	0.01%	(d)

Supplemental data
Net assets, end of period (in thousands)	$10

Portfolio turnover	214%

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.
(b)	Rounds to less than $0.01.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  19

Financial Highlights (continued)

Columbia Marsico Flexible Capital Fund (continued)

	Year ended
Class Z	Aug. 31,
Per share data	2011(a)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	1.10

Total from investment operations	1.16

Less distributions to shareholders from:
Net investment income	(0.04)
Net realized gains	(0.00	)(b)

Total distributions to shareholders	(0.04)

Net asset value, end of period	$11.12

Total return	11.61%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.32%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.32%	(d)

Net investment income	0.60%	(d)

Supplemental data
Net assets, end of period (in thousands)	$91,860

Portfolio turnover	214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.
(b)	Rounds to less than $0.01.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Notes to Financial Statements
August 31, 2011

Note 1. Organization

Columbia Marsico Flexible Capital Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to March 7, 2011, the Trust was named RiverSource Series Trust.

On September 23, 2010, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund (250 shares for Class A, 250 shares for Class C, 499,000 shares for Class I, 250 shares for Class R and 250 shares for Class Z), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on September 28, 2010.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  21

Notes to Financial Statements (continued)

determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

22  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/decrease the Fund’s exposure to equity risk and to increase return on investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended August 31, 2011 are as follows:

	Calls
	Contracts	Premiums
Balance September 28, 2010	—	$—
Opened	2,321	147,051
Closed	(899)	(71,745)
Expired	(1,422)	(75,306)

Balance August 31, 2011	—	$—

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  23

Notes to Financial Statements (continued)

Fair Values of Derivative Instruments at August 31, 2011
At August 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended August 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Option Contracts	Total
Equity contracts	$—	$78,250	$78,250

Foreign exchange contracts	(229,715)	—	(229,715)

Total	$(229,715)	$78,250	$(151,465)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign
Currency Exchange
Risk Exposure Category	Contracts	Option Contracts	Total
Equity contracts	$—	$—	$—

Foreign exchange contracts	—	—	—

Total	$—	$—	$—

Volume of Derivative Instruments for the Year Ended August 31, 2011

Contracts
Opened
Forward foreign currency exchange contracts	185

Options contracts	2,591

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

24  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders
Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser. See Subadvisory Agreement below. The Management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.75% as the Fund’s net assets increase. The annualized effective management fee rate for the year ended August 31, 2011 was 0.89% of the Fund’s average daily net assets.

Subadvisory Agreement
The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico Capital) to subadvise the assets of the Fund. The Investment Manager compensates Marsico Capital to manage the investments of the Fund’s assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the year ended August 31, 2011 was 0.06% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended August 31, 2011, there were no expenses incurred for these particular items.

Compensation of Board Members
Board members are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  25

Notes to Financial Statements (continued)

invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended August 31, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class C	0.18%
Class R	0.49%
Class Z	0.18%

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $69,000 for Class C shares. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $170,394 for Class A and $2,785 for Class C for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.60%
Class C	2.35%
Class I	1.25%
Class R	1.85%
Class Z	1.35%

26  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Effective November 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.12
Class R	1.75
Class Z	1.25

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for options contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October losses and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(1,331)
Accumulated net realized loss	3,353
Paid-in capital	(2,022)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year indicated was as follows:

Year ended August 31,	2011
Ordinary Income	$49,704
Long-Term Capital Gains	—

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$728,253
Undistributed accumulated long-term gain	—
Accumulated realized loss	(9,137,708)
Unrealized depreciation	(880,900)

At August 31, 2011, the cost of investments for federal income tax purposes was $169,760,539 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,080,266
Unrealized depreciation	(5,937,911)
Net unrealized depreciation	$(857,645)

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2011, post-October losses of $9,137,708 attributed to security transactions were deferred to September 1, 2011.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  27

Notes to Financial Statements (continued)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $323,776,047 and $171,883,309, respectively, for the year ended August 31, 2011.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares. At August 31, 2011, two shareholder accounts owned 54.8% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended August 31, 2011.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid

28  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Marsico Flexible Capital Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Marsico Flexible Capital Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of August 31, 2011, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from September 28, 2010 (commencement of operations) through August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Marsico Flexible Capital Fund of the Columbia Funds Series Trust II at August 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 28, 2010 through August 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 21, 2011

30  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended August 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100%
Dividends Received Deduction for corporations	100%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  31

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

32  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); Former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; Former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  33

Board Members and Officers (continued)

Independent Board Members (continued)

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; Former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010)	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

34  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  35

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

36  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services Agreement and Subadvisory Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to the Columbia Marsico Flexible Capital Fund (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”). In addition, under a subadvisory agreement (the “Subadvisory Agreement”) between Columbia Management and Marsico Capital Management, LLC (“Marsico” or the “subadviser”), the subadviser performs portfolio management and related services for the Fund.

At the August 9, 2010, in-person meeting of the Fund’s Board of Trustees (the “Board”), the Board, including the independent Board members (the “Independent Trustees”), considered approval of the IMS Agreement and the Subadvisory Agreement (together, the “Advisory Agreements”). At this meeting, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) reviewed with the Independent Trustees various factors relevant to the Board’s consideration of Advisory Agreements and the Board’s legal responsibilities related to such consideration. The Board took into account the variety of written materials and oral presentations it received in connection with its evaluation of the services proposed to be provided by each of Columbia Management and Marsico, as well as its deliberations at earlier meetings, and reports from various committees, including, importantly, the reports from the Contracts Committee with respect to scope of expected services, estimated profitability and fees and expenses; the Investment Review Committee with respect to the investment practices, methodologies and techniques to be used by the portfolio manager, client commissions and trading practices; and the Compliance Committee, with respect to the overall effectiveness of the compliance program. All of the materials presented were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s proposed expense cap), and the final materials were revised to reflect comments provided by these Board representatives. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the Advisory Agreements.

Nature, Extent and Quality of Services to be Provided by Columbia Management and Marsico:  The Independent Trustees analyzed various reports and presentations they had received detailing the services to be performed by Columbia Management as investment manager for the Fund, and by Marsico, as subadviser for the Fund, as well as their history, reputation, expertise, resources and relative capabilities and the qualifications of their personnel. The Board specifically considered many developments during the past year concerning the services to be provided by Columbia Management, including, in particular, the investment in and resources dedicated to the Fund’s operations, most notably, the close of the acquisition by Ameriprise Financial of the long-term asset management business of Columbia Management Group, LLC (the “Columbia Transaction”) and the successful execution of various integration and other business initiatives in 2010, including, the efforts underway to rebrand the retail fund complex. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the compliance programs of Columbia Management and Marsico, and observed that each program had been reviewed by the Fund’s Chief Compliance Officer and was determined to be reasonably designed to prevent violation of the federal securities laws by the Fund. In addition, the Board considered Marsico’s investment strategy/style as well as the experience of the personnel that would manage the Fund. The Board also noted that Marsico serves as a subadviser for another Fund, and that information regarding the capabilities and financial condition of each of Columbia Management and Marsico had been presented recently at the Board’s annual review of advisory contracts for the Funds in April 2010. The Board recalled its review of the financial condition of each firm and its assessment of each firm’s ability to carry out its respective responsibilities under the Advisory Agreements.

COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT  37

Approval of Investment Management Services Agreement and Subadvisory Agreement (continued)

The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Management and the subadviser). Moreover, in connection with the Board’s evaluation of the overall package of services to be provided by Columbia Management, the Board considered the quality of the administrative services proposed to be provided by Columbia Management to the Fund, as well as the quality of the transfer agency services proposed to be provided by Columbia Management’s affiliate. The Board concluded that the services to be performed under the Advisory Agreements for the Fund should be of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that Columbia Management and its affiliates, as well as the subadviser, were in a position to provide a high quality and level of services to the Fund.

Investment Performance:  Although the consideration of a fund’s investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history. However, the Board did consider Marsico’s strong overall performance record in overseeing another fund with a similar strategy to the Fund. Additionally, the Board observed that Marsico subadvises other mutual funds for the legacy Columbia Fund family, and took into consideration Marsico’s overall performance in service to these Funds.

Comparative Fees, Costs of Services to be Provided and the Profits to be Realized By Columbia Management and its Affiliates from their Relationships with the Fund:  The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. In considering the proposed level of fees under the proposed IMS Agreement, the Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that the overall fees for each fund are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in an appropriate comparison group). In this regard, the Board considered that the proposed expense cap for the Fund would keep its expense ratio at approximately the same level as the median expense ratio of the Fund’s peer group.

The Board also reviewed the proposed level of subadvisory fees, noting that the fees would be paid by Columbia Management and do not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fee rate for Marsico was consistent with the subadvisory fee rate for other Marsico-subadvised funds. The Board also examined fees charged by Marsico to other similar funds and accounts and found that the proposed subadvisory fees were generally in line with such other fees.

The Board considered that management affiliates would earn additional revenue for providing transfer agency services and administration services to the Fund. The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management and other services to the Fund. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by funds on portfolio transactions. The Board noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that the expected profitability levels were reasonable.

Economies of Scale to be Realized:  The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the proposed IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the proposed fees to be paid under each of the proposed Advisory Agreements were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On August 9, 2010, the Board, including all of the Independent Trustees, approved each of the Advisory Agreements.

38  COLUMBIA MARSICO FLEXIBLE CAPITAL FUND — 2011 ANNUAL REPORT

Columbia Marsico Flexible Capital Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6403 C (10/11)

Annual Report
and Prospectus

Columbia
Minnesota Tax-Exempt Fund

Annual Report for the Period Ended
August 31, 2011
(Prospectus also enclosed)

Columbia Minnesota Tax-Exempt Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	26

Statement of Operations	28

Statement of Changes in Net Assets	29

Financial Highlights	31

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	54

Federal Income Tax Information	56

Board Members and Officers	57

Proxy Voting	65

See the Fund’s prospectus for risks associated with investing in the Fund.

2  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Minnesota Tax-Exempt Fund (the Fund) Class A shares, excluding sales charge, gained 2.09% for the 12 months ended August 31, 2011.

>	The Fund underperformed its primary benchmark, the broad Barclays Capital Municipal Bond Index, which rose 2.66% for the same 12-month period.

>	The Fund also underperformed its secondary benchmark, the Barclays Capital Minnesota Municipal Bond Index, which rose 2.82%.

>	The Fund’s former benchmark, the Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index, returned 3.25% for the annual period.

>	The Fund underperformed its peer group, as represented by the Lipper Minnesota Municipal Debt Funds Index, which was up 2.32% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended August 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Minnesota Tax-Exempt Fund Class A (excluding sales charge)	+2.09%	+5.94%	+4.50%	+4.36%

Barclays Capital Municipal Bond Index (unmanaged)	+2.66%	+6.00%	+4.94%	+4.95%

Barclays Capital Minnesota Municipal Bond Index (unmanaged)	+2.82%	+6.13%	+5.26%	+4.98%

Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index (unmanaged)	+3.25%	+6.64%	+5.51%	+5.26%

Lipper Minnesota Municipal Debt Funds Index (unmanaged)	+2.32%	+5.54%	+4.25%	+4.37%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/ expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

4  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

August 31, 2011
Since
Without sales charge	1 year	3 years	5 years	10 years	inception**
Class A (inception 8/18/86)	+2.09%	+5.94%	+4.50%	+4.36%	N/A

Class B (inception 3/20/95)	+1.33%	+5.14%	+3.75%	+3.60%	N/A

Class C (inception 6/26/00)	+1.33%	+5.08%	+3.72%	+3.58%	N/A

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	+2.22%*

With sales charge
Class A (inception 8/18/86)	-2.71%	+4.26%	+3.50%	+3.86%	N/A

Class B (inception 3/20/95)	-3.57%	+4.23%	+3.40%	+3.60%	N/A

Class C (inception 6/26/00)	+0.35%	+5.08%	+3.72%	+3.58%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	Not annualized
**	For classes with less than 10 years performance.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  5

Manager Commentary

Dear Shareholder,

Columbia Minnesota Tax-Exempt Fund (the Fund) Class A shares (excluding sales charge) gained 2.09% for the 12 months ended August 31, 2011. The Fund underperformed its primary benchmark, the broad Barclays Capital Municipal Bond Index (the Barclays Capital Index), which rose 2.66%, and its secondary benchmark, the Barclays Capital Minnesota Municipal Bond Index, which rose 2.82%, for the same period. The Fund also underperformed its peer group, as represented by the Lipper Minnesota Municipal Debt Funds Index, which was up 2.32% for the same 12-month period. The Fund’s former benchmark, the Barclays Capital Minnesota 3 Plus Year Enhanced Municipal Bond Index, returned 3.25% for the annual period.

QUALITY BREAKDOWN(1) (at August 31, 2011)

AAA rating	13.1%

AA rating	26.5

A rating	39.4

BBB rating	10.8

Non-rated	10.2

(1)	Percentages indicated are based upon total fixed income securities (excluding Cash & Cash Equivalents).

Ratings shown in the quality breakdown are assigned to individual bonds by taking the higher of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor’s, Moody’s Investor Services, Inc. or Fitch Ratings, Ltd. If a security is not rated by any of the three agencies, the bond is designated as Non-rated. Ratings are relative and subjective and are not absolute standards of quality. The credit ratings typically range from AAA (highest) to D (lowest), and are subject to change. The credit quality of the Fund’s investments does not remove market risk.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Significant performance factors
The tax-exempt fixed income market was truly a tale of two distinct segments during the annual period. From September 1, 2010 through March 31, 2011, the tax-exempt fixed income market experienced an extended correction driven by several factors. First, the Build America Bond (BAB) program, which had been a significant driver of the municipal bond market for nearly two years, was allowed to expire at the end of December 2010. In advance of this expiration, there was a bulge in supply of tax-exempt debt. Second, state and local municipalities were under significant pressures, as large budget gaps added to both the perception and reality of increased credit stress. Third, during these months, economic growth trends appeared to be improving, inflationary concerns heightened, and U.S. Treasury rates, in turn, rose. Rates on municipal bonds followed suit. Fourth, in mid-December, banking industry analyst Meredith Whitney proclaimed on “60 Minutes” that she believed that the municipal bond market was headed for a massive fall. Each of these negative headlines combined to put sizable pressure on investor demand for municipal bonds. During this bear market, the municipal bond yield curve, or spectrum of maturities, materially steepened, meaning yields on longer-term maturities rose more than on shorter-term maturities.

From April through August 2011, the municipal bond market enjoyed a rally, driven, as was the bear market, by several factors. As widely anticipated, issuance of tax-exempt municipal bonds dropped precipitously due to the expiration of the BAB program. Also, while state and local governments still faced stresses, many emerged in

From a sector perspective, we intend to continue to make investment decisions based on relative value analysis, seeking those issues that support our quality and duration strategies and making purchases and sales on an opportunistic basis.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

the spring with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy and a consequent flight to quality among investors. Yields on U.S. Treasury securities and on municipal bonds declined dramatically. Finally, voices from many corners of the marketplace refuted the assertions of Ms. Whitney. During these months, the municipal bond yield curve flattened somewhat, meaning the differential in yields between longer-term and shorter-term securities narrowed.

Interestingly, on the national level, Standard & Poor’s affirmed its rating on the United States of America but changed its outlook from Stable to Negative in April. In early August, the ratings agency downgraded the U.S. credit rating to one notch below AAA for the first time in history. Such actions had surprisingly little effect on the municipal bond market. Similarly, in Minnesota, the state government shut down for 20 days beginning July 1 over a budget stalemate. It was the longest state government shutdown in recent history and yet had virtually no impact on the state’s general obligation bonds. With the Federal Reserve Board (the Fed) continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. As demand for tax-exempt bonds increased and supply remained depressed, rates on AAA-rated municipals moved lower across the yield curve from April through August 2011.

For the annual period overall, lower quality, higher yielding municipal bonds outperformed their higher quality, lower yielding counterparts, and intermediate-term municipal bonds were the best performing segment of the market.

Given these market conditions, the Fund benefited during the annual period from its significant allocations to bonds rated A and to non-investment grade municipal bonds across a variety of sectors. A-rated and non-investment grade credits materially outperformed higher quality tax-exempt bonds for the fiscal year. Security selection among bonds rated BBB also contributed positively to the Fund’s results.

8  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Another positive contributing factor to the Fund’s performance during the annual period was significant allocations to and effective issue selection within the hospital, education and electric sectors. Each of these sectors outpaced the Barclays Capital Index during the annual period, and our security selection added further value. In addition, having a sizable exposure to housing bonds helped the Fund’s relative results, as the housing sector outperformed the Barclays Capital Index during the annual period as well.

Further boosting the Fund’s results was the combined effect of duration and yield curve positioning. The Fund had a longer duration than the Barclays Capital Index, which hurt when tax-exempt bond rates rose during the first seven months or so of the annual period but was more than offset by the positive effect of such positioning during the last five months. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Also, security selection proved especially effective among bonds with maturities of 15 years or longer. A focus on longer-maturity non-investment grade bonds particularly added value.

Conversely, detracting from the Fund’s results was having exposure to bonds rated AAA and AA. As indicated earlier, higher quality tax-exempt bonds lagged lower quality tax-exempt bonds during the annual period. Having lesser exposures to state and local general obligation bonds and to transportation bonds than the Barclays Capital Index also hurt, as these sectors performed well. Finally, weighing negatively on the Fund’s relative performance was having only a modest allocation to bonds with maturities of between five and ten years. As already mentioned, the intermediate segment of the municipal yield curve performed best during the annual period.

Changes to the Fund’s portfolio
During the annual period, we increased the Fund’s exposure to municipal bonds rated AAA and BBB. The bonds rated AAA that we added were primarily Minnesota state general obligation bonds with relatively short maturities, as we sought to increase the Fund’s credit quality and liquidity profile. The bonds rated BBB that we added were primarily higher education municipal bonds, which, in our view, offered attractive credit spreads, or yield differentials compared to AAA-rated municipal bonds.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  9

Manager Commentary (continued)

The Fund maintained its duration longer than the Barclays Capital Index throughout the annual period, but since the beginning of 2011, we shortened its duration by approximately half a year. To implement this strategy, we sold zero coupon municipal bonds with intermediate-term maturities as well as longer maturity municipal bonds with less than 5% coupons.

Our future strategy
At the end of August, we viewed the tax-exempt bond market to be, for the most part, in a holding pattern. We expected U.S. economic growth to hover around 2% for the remainder of 2011 and into 2012. Also, in a historic move, the Fed announced in August that it would maintain the targeted federal funds rate at its near-zero level through mid-2013. It was the first time the Fed had pegged its “exceptionally low” rates to a specific date.

Given this view, we expect to maintain the Fund’s duration longer than that of the Barclays Capital Index in the months ahead while closely watching for any shifts in monetary and fiscal policy. We intend to continue to selectively add to the Fund’s exposure to lower-rated municipal bonds, as, in our view, spreads, or the differential in yields between these securities and AAA-rated municipal bonds, remained attractive at the end of the annual period. From a sector perspective, we intend to continue to make investment decisions based on relative value analysis, seeking those issues that support our quality and duration strategies and making purchases and sales on an opportunistic basis. In all, we felt the Fund was well positioned at the end of August based on our view of market conditions ahead. That said, we will, of course, carefully monitor a number of potential variables and will not hesitate to adjust the Fund’s duration, yield curve, credit quality and/or sector positioning accordingly.

As always, and ever more so in the current environment, an emphasis on individual security selection will remain most important, in our view, to Fund performance in the months ahead, especially with municipal bond supply both nationally and in Minnesota so low. In turn, deep research resources, a forward-looking investment process and truly active management are keys, in our view, to meeting the Fund’s investment objective over the long term. The Fund’s emphasis continues to be on

10  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

generating a high level of income generally exempt from federal income tax as well as from Minnesota state and local taxes.

Catherine Stienstra Director and Senior Portfolio Manager	Mary Grindland Associate Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in the Columbia Minnesota Tax-Exempt Fund Class A shares (from 9/1/01 to 8/31/11) as compared to the performance of the Barclays Capital Municipal Bond Index, the Barclays Capital Minnesota Municipal Bond Index, the Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index and the Lipper Minnesota Municipal Debt Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at August 31, 2011
	1 year	3 years	5 years	10 years
Columbia Minnesota Tax-Exempt Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,729	$11,335	$11,874	$14,598

Average annual total return	-2.71%	+4.26%	+3.50%	+3.86%

Barclays Capital Municipal Bond Index(1)
Cumulative value of $10,000	$10,266	$11,909	$12,728	$16,209

Average annual total return	+2.66%	+6.00%	+4.94%	+4.95%

Barclays Capital Minnesota Municipal Bond Index(2)
Cumulative value of $10,000	$10,282	$11,955	$12,925	$16,262

Average annual total return	+2.82%	+6.13%	+5.26%	+4.98%

Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index(3)
Cumulative value of $10,000	$10,325	$12,126	$13,077	$16,698

Average annual total return	+3.25%	+6.64%	+5.51%	+5.26%

Lipper Minnesota Municipal Debt Funds Index(4)
Cumulative value of $10,000	$10,232	$11,757	$12,314	$15,341

Average annual total return	+2.32%	+5.54%	+4.25%	+4.37%

Results for other share classes can be found on page 5.

12  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

(1)	The Barclays Capital Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2)	In addition to comparing its performance to that of its primary benchmark, the Barclays Capital Municipal Bond Index, effective May 31, 2011, the Fund also compares its performance to that of the Barclays Capital Minnesota Municipal Bond Index (the New Index), an unmanaged index representative of investment-grade, tax-exempt bonds issued within the state of Minnesota with a maturity of at least one year. The New Index replaces the Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index (the Former Index). The Fund’s investment manager recommended that the Fund replace the Former Index with the New Index because it believes the New Index better represents the Fund’s investible universe and investment strategy. Information on both indexes will be included for a one year transition period. After the one year transition period, only the New Index will be included.
(3)	The Barclays Capital Municipal Bond Minnesota 3 Plus Year Enhanced Index, an unmanaged index, is a market value-weighted index of Minnesota investment-grade, fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.
(4)	The Lipper Minnesota Municipal Debt Funds Index includes the 10 largest municipal debt funds in Minnesota tracked by Lipper Inc. The Lipper index’s returns include net reinvested dividends.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  13

Fund Expense Example
(Unaudited)

As a shareholder of the Fund, you incur, depending on the share class, two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until August 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	March 1, 2011	Aug. 31, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,066.20	$4.11	.79%

Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02	.79%

Class B

Actual(b)	$1,000	$1,064.10	$8.01	1.54%

Hypothetical (5% return before expenses)	$1,000	$1,017.44	$7.83	1.54%

Class C

Actual(b)	$1,000	$1,062.20	$8.00	1.54%

Hypothetical (5% return before expenses)	$1,000	$1,017.44	$7.83	1.54%

Class Z

Actual(b)	$1,000	$1,067.60	$2.81	.54%

Hypothetical (5% return before expenses)	$1,000	$1,022.48	$2.75	.54%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended August 31, 2011: +6.62% for Class A, +6.41% for Class B, +6.22% for Class C and +6.76% for Class Z .

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  15

Portfolio of Investments
Columbia Minnesota Tax-Exempt Fund
August 31, 2011
(Percentages represent value of investments compared to net assets)

Issue	Coupon	Principal
Description	Rate	Amount	Value

Municipal Bonds 96.6%

ADVANCED REFUNDED 2.5%
Lake Superior Independent School District No. 381 Unlimited General Obligation Bonds Building Series 2002A (AGM) (School District Credit Enhancement Program)
04/01/13	5.000%	$65,000	$69,843
Puerto Rico Electric Power Authority Prerefunded 07/01/13 Revenue Bonds Series 2003NN (NPFGC)(a)
07/01/32	5.000%	2,820,000	3,061,589
State of Minnesota Prerefunded 11/01/12 Unlimited General Obligation Bonds Series 2002
11/01/15	5.250%	3,575,000	3,781,242
Western Minnesota Municipal Power Agency Revenue Bonds Series 1977A Escrowed to Maturity
01/01/16	6.375%	2,815,000	3,175,236

Total			10,087,910

AIRPORT 4.7%
Minneapolis-St Paul Metropolitan Airports Commission Refunding Revenue Bonds Subordinated Series 2005C (NPFGC/FGIC)
01/01/31	5.000%	6,185,000	6,281,300
Revenue Bonds Senior Series 2010B
01/01/21	5.000%	2,175,000	2,516,127
Minneapolis-St. Paul Metropolitan Airports Commission Revenue Bonds Senior Series 2010A
01/01/35	5.000%	6,795,000	7,095,747
Minneapolis-St. Paul Metropolitan Airports Commission(b) Refunding Revenue Bonds Senior Series 2009B AMT
01/01/22	5.000%	2,680,000	2,900,055

Total			18,793,229

COLLEGE 14.3%
Minnesota Higher Education Facilities Authority Revenue Bonds Bethel University 6th Series 2007R
05/01/23	5.500%	275,000	277,505
05/01/37	5.500%	6,000,000	5,737,560
Carleton College 6th Series 2008T
01/01/28	5.000%	3,000,000	3,242,880
Series 2010D
03/01/40	5.000%	2,515,000	2,646,610
College of St. Scholastica Series 2010H
12/01/30	5.125%	870,000	881,319
12/01/35	5.250%	1,000,000	1,006,570
12/01/40	5.125%	500,000	492,140
Series 2011-7J
12/01/40	6.300%	1,800,000	1,910,700
Gustavus Adolphus College Series 2010-7B
10/01/35	4.750%	1,305,000	1,306,683
Hamline University 7th Series 2010E
10/01/29	5.000%	500,000	504,705
7th Series 2011K2
10/01/32	6.000%	1,000,000	1,073,480
10/01/40	6.000%	4,000,000	4,194,040
St. Benedict College Series 2008V
03/01/18	5.000%	500,000	556,380
03/01/23	4.750%	800,000	829,872
St. Catherine’s College Series 2002-5-N1
10/01/32	5.375%	1,000,000	1,002,400
St. John’s University 6th Series 2005G
10/01/22	5.000%	6,500,000	6,923,865
6th Series 2008U
10/01/28	4.750%	1,000,000	1,035,220
10/01/33	4.750%	825,000	830,890
St. Olaf College Series 2007O
10/01/22	5.000%	3,040,000	3,282,896

The accompanying Notes to Financial Statements are an integral part of this statement.

16  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Issue	Coupon	Principal
Description	Rate	Amount	Value

Municipal Bonds (continued)

COLLEGE (cont.)
University of St. Thomas 6th Series 2008W
10/01/30	6.000%	$3,625,000	$3,896,694
6th Series 2009X
04/01/39	5.250%	6,000,000	6,163,140
St. Cloud Housing & Redevelopment Authority Revenue Bonds State University Foundation Project
Series 2002
05/01/18	5.125%	3,000,000	3,073,560
University of Minnesota Revenue Bonds Series 2009A
04/01/34	5.125%	1,000,000	1,079,170
Series 2011A
12/01/31	5.250%	5,000,000	5,622,950

Total			57,571,229

COUNTY 1.3%
County of Anoka Unlimited General Obligation Bonds Capital Improvements Series 2008A
02/01/23	5.000%	500,000	563,370
County of Otter Tail Unlimited General Obligation Bonds Disposal Systems-Prairie Lakes Series 2011 AMT(b)
11/01/30	5.000%	2,010,000	2,092,752
County of Ramsey Unlimited General Obligation Bonds Capital Improvement Plan Series 2007A
02/01/23	5.000%	1,125,000	1,271,767
02/01/24	5.000%	1,170,000	1,311,114

Total			5,239,003

ELECTRIC 13.7%
City of Chaska Refunding Revenue Bonds Generating Facilities Series 2005A
10/01/20	5.250%	1,165,000	1,263,000
10/01/30	5.000%	3,800,000	3,909,972
Minnesota Municipal Power Agency Revenue Bonds Series 2004A
10/01/29	5.125%	5,500,000	5,656,695
Series 2005
10/01/30	5.000%	3,500,000	3,603,950
Series 2007
10/01/32	4.750%	3,000,000	3,066,660
Series 2010A
10/01/35	5.250%	7,000,000	7,245,070
Northern Municipal Power Agency Revenue Bonds Series 2007A (AMBAC)
01/01/26	5.000%	3,500,000	3,693,935
Series 2008A
01/01/21	5.000%	3,500,000	3,943,905
Southern Minnesota Municipal Power Agency Revenue Bonds Series 2002A (AMBAC)
01/01/17	5.250%	4,000,000	4,683,120
Southern Minnesota Municipal Power Agency(c) Revenue Bonds Capital Appreciation Series 1994A (NPFGC)
01/01/19	0.000%	5,000,000	3,924,550
01/01/26	0.000%	12,500,000	6,440,875
Western Minnesota Municipal Power Agency Revenue Bonds Series 2003A (NPFGC)
01/01/26	5.000%	7,250,000	7,468,587

Total			54,900,319

HEALTH CARE — HOSPITAL 25.7%
City of Breckenridge Revenue Bonds Catholic Health Initiatives Series 2004A
05/01/30	5.000%	500,000	507,820
City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/20	5.000%	1,000,000	1,056,950
05/01/21	5.000%	1,500,000	1,568,880
05/01/37	5.250%	6,610,000	6,383,674

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

Issue	Coupon	Principal
Description	Rate	Amount	Value

Municipal Bonds (continued)

HEALTH CARE — HOSPITAL (cont.)
North Memorial Health Care Series 2005
09/01/35	5.000%	$2,500,000	$2,272,675
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/32	6.750%	5,240,000	5,785,274
City of Northfield Revenue Bonds Series 2006
11/01/31	5.375%	1,500,000	1,486,215
City of Rochester Revenue Bonds Olmsted Medical Center Series 2010
07/01/30	5.875%	1,700,000	1,720,264
City of Shakopee Revenue Bonds St. Francis Regional Medical Center Series 2004
09/01/25	5.100%	8,300,000	8,356,606
City of St. Cloud Revenue Bonds Centracare Health System Series 2010A
05/01/30	5.125%	5,000,000	5,153,100
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	6,400,000	6,451,584
Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/26	5.625%	3,000,000	3,103,680
City of Stillwater Revenue Bonds Health System Obligation Group
Series 2005
06/01/25	5.000%	1,750,000	1,761,095
City of Winona Refunding Revenue Bonds Winona Health Obligation Group Series 2007
07/01/31	5.150%	2,000,000	1,834,580
County of Chippewa Revenue Bonds Montevideo Hospital Project Series 2007
03/01/20	5.375%	1,940,000	1,938,041
03/01/21	5.375%	1,045,000	1,036,191
County of Meeker Revenue Bonds Memorial Hospital Project Series 2007
11/01/27	5.750%	1,000,000	998,870
11/01/37	5.750%	2,250,000	2,133,428
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities Series 2010A
08/15/25	5.250%	1,000,000	1,093,210
08/15/30	5.000%	2,500,000	2,549,325
08/15/35	5.250%	2,275,000	2,363,862
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/40	6.500%	3,500,000	3,655,435
St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11/15/22	5.000%	1,025,000	1,091,676
Series 2009A-1
11/15/29	5.250%	7,000,000	7,211,050
Gillette Children’s Specialty Series 2009
02/01/27	5.000%	7,445,000	7,518,184
02/01/29	5.000%	3,000,000	3,010,950
HealthPartners Obligation Group Project Series 2006
05/15/23	5.250%	1,000,000	1,027,760
05/15/26	5.250%	1,000,000	1,003,530
05/15/36	5.250%	9,000,000	8,522,910
Healtheast Project Series 2005
11/15/25	6.000%	2,000,000	2,002,720
11/15/30	6.000%	1,490,000	1,448,518
11/15/35	6.000%	3,500,000	3,345,020

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Issue	Coupon	Principal
Description	Rate	Amount	Value

Municipal Bonds (continued)

HEALTH CARE — HOSPITAL (cont.)
Staples United Hospital District Unlimited General Obligation Bonds Health Care Facilities-Lakewood Series 2004
12/01/34	5.000%	$3,775,000	$3,823,244

Total			103,216,321

HEALTH CARE — LIFE CARE CENTER 2.6%
Annandale Economic Development Authority Revenue Bonds Annandale Care Center Project Series 2007A
11/01/37	5.900%	3,385,000	3,145,207
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/27	6.000%	1,250,000	1,254,975
10/01/33	6.000%	3,000,000	2,952,960
City of Rochester Refunding Revenue Bonds Madonna Towers, Inc. Project Series 2007A
11/01/28	5.875%	2,050,000	1,940,694
Duluth Housing & Redevelopment Authority Revenue Bonds Benedictine Health Center Project Series 2007
11/01/33	5.875%	1,500,000	1,328,865

Total			10,622,701

HEALTH CARE — NURSING HOME 1.3%
City of Sartell Revenue Bonds Country Manor Campus Series 2010A
09/01/30	6.125%	840,000	853,667
09/01/36	6.250%	925,000	939,763
09/01/42	6.375%	2,435,000	2,470,673
Minnesota Agricultural & Economic Development Board Unrefunded Revenue Bonds Evangelical Series 1997 (AMBAC)
12/01/22	5.150%	1,105,000	1,105,939

Total			5,370,042

HEALTH CARE — OTHER 0.7%
City of Minneapolis Revenue Bonds National Marrow Donor Program Series 2010
08/01/25	4.875%	3,000,000	2,836,200

HOUSING — MULTI-FAMILY 2.5%
Anoka Housing & Redevelopment Authority Revenue Bonds Woodland Park Apartments Project Series 2011A (FHLMC)
04/01/27	5.000%	2,500,000	2,588,400
Austin Housing & Redevelopment Authority Refunding Revenue Bonds Chauncey & Courtyard Apartments Series 2010
01/01/31	5.000%	1,500,000	1,582,725
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	1,000,000	1,016,670
12/01/30	6.000%	3,000,000	3,046,440
City of Oak Park Heights Revenue Bonds Housing Oakgreen Commons Project Series 2010
08/01/45	7.000%	2,000,000	1,971,780

Total			10,206,015

HOUSING — OTHER 1.5%
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	1,251,427	1,312,784
Minnesota Housing Finance Agency(b) Revenue Bonds Residential Housing Finance Series 2006M AMT
01/01/37	5.750%	2,275,000	2,437,185
Minnesota Housing Finance Agency(b)(d) Revenue Bonds Residential Housing Finance Series 2007D AMT
01/01/38	5.500%	2,165,000	2,258,355

Total			6,008,324

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Issue	Coupon	Principal
Description	Rate	Amount	Value

Municipal Bonds (continued)
HOUSING — SINGLE FAMILY 2.9%
Minneapolis/St Paul Housing Finance Board Revenue Bonds Mortgage-Backed Securities Program-City Living Series 2011A (GNMA/FNMA/FHLMC)
12/01/27	4.450%	$1,000,000	$1,020,020
Minneapolis/St. Paul Housing Finance Board Revenue Bonds Single Family Housing Series 2005A-4 AMT(b)
12/01/37	4.700%	84,057	84,271
Minnesota Housing Finance Agency Revenue Bonds Series 2009
01/01/40	5.100%	955,000	975,714
Minnesota Housing Finance Agency(b) Revenue Bonds Residential Housing Finance Series 2002B AMT
07/01/33	5.650%	1,445,000	1,445,636
Series 2006B AMT
07/01/26	4.750%	1,625,000	1,626,024
07/01/31	4.850%	2,185,000	2,157,447
Series 2006I AMT
07/01/26	5.050%	3,295,000	3,335,034
Minnesota Housing Finance Authority Revenue Bonds Residential Housing Finance Series 2008A
07/01/23	4.650%	835,000	869,135

Total			11,513,281

LEASE 5.3%
Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02/01/26	4.750%	4,000,000	4,310,480
Minnetrista Economic Development Authority Revenue Bonds Series 2009A
02/01/31	4.750%	400,000	415,852
St. Paul Port Authority Revenue Bonds Office Building at Cedar Street Series 2003-12
12/01/23	5.000%	5,000,000	5,363,750
12/01/27	5.125%	10,815,000	11,149,400

Total			21,239,482

MISCELLANEOUS REVENUE 2.7%
City of Minneapolis Limited Tax Supported Common Revenue Bonds Open Access Tech International, Inc. Series 2010
12/01/30	6.250%	1,000,000	1,103,270
City of Minneapolis(b) Limited Tax Revenue Bonds Common Bond Fund Series 2007-2A AMT
06/01/22	5.125%	1,035,000	1,055,814
06/01/28	5.000%	1,500,000	1,451,940
Minneapolis Community Planning & Economic Development Department Limited Tax Revenue Bonds Common Bond Fund Series 1997-7A
06/01/12	5.500%	55,000	55,613
Minnesota Public Facilities Authority Revenue Bonds Series 2005A
03/01/19	5.000%	1,480,000	1,672,962
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds Parking Facilities Project Series 2010A
08/01/35	5.000%	1,500,000	1,521,495
State of Minnesota Revenue Bonds Series 2000
06/01/30	6.000%	4,000,000	4,015,480

Total			10,876,574

SALES OR USE TAX 2.8%
County of Hennepin Revenue Bonds 2nd Lien Ballpark Project Series 2008B
12/15/27	4.750%	4,205,000	4,477,190
12/15/29	5.000%	1,825,000	1,960,105
Puerto Rico Sales Tax Financing Corp. 1st Subordinated Revenue Bonds Series 2010C(a)
08/01/41	5.250%	4,750,000	4,707,297

Total			11,144,592

The accompanying Notes to Financial Statements are an integral part of this statement.

20  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Issue	Coupon	Principal
Description	Rate	Amount	Value

Municipal Bonds (continued)
SCHOOL 2.9%
Lake Superior Independent School District No. 381 Unlimited General Obligation Bonds Building Series 2002A (AGM) (School District Credit Enhancement Program)
04/01/13	5.000%	$1,730,000	$1,858,193
Rocori Area Schools Independent School District No. 750 Unlimited General Obligation Bonds School Building Series 2009B (School District Credit Enhancement Program)
02/01/34	4.750%	4,300,000	4,538,994
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds St. Paul Academy & Summit School Series 2007
10/01/24	5.000%	5,000,000	5,339,800

Total			11,736,987

SPECIAL DISTRICT — SPECIAL TAX 1.0%
City of Lakeville Revenue Bonds Series 2007
02/01/22	5.000%	175,000	163,044
02/01/27	5.000%	225,000	196,402
Territory of Guam Revenue Bonds Section 30 Series 2009A(a)
12/01/34	5.750%	3,500,000	3,522,470

Total			3,881,916

SPECIAL DISTRICT — TAX INCREMENT 0.6%
St. Paul Port Authority Tax Allocation Bonds River Bend Project Lot 1 Series 2007-5
02/01/32	6.375%	2,600,000	2,462,356

SPECIAL PURPOSE CERTIFICATES — GENERAL OBLIGATIONS 2.3%
Metropolitan Council Unlimited General Obligation Refunding Bonds Waste Water Series 2005B
05/01/25	5.000%	2,000,000	2,231,120
State of Minnesota Revenue Bonds Public Safety Radio Series 2011
06/01/23	5.000%	4,090,000	4,630,862
06/01/25	5.000%	1,950,000	2,167,639

Total			9,029,621

STATE 3.6%
State of Minnesota Unlimited General Obligation Bonds Various Purpose Series 2010A
08/01/16	5.000%	5,000,000	5,996,550
Unlimited General Obligation Refunding Bonds Various Purpose Series 2010D
08/01/15	5.000%	5,000,000	5,860,950
08/01/19	5.000%	2,000,000	2,470,220

Total			14,327,720

STUDENT LOAN 0.8%
Minnesota Office of Higher Education Revenue Bonds Supplemental Student Loan Program Series 2010
11/01/29	5.000%	3,000,000	3,125,220

WATER & SEWER 0.9%
City of Rochester Unlimited General Obligation Bonds Waste Water Series 2004A
02/01/25	5.000%	3,305,000	3,559,882

Total Municipal Bonds
(Cost: $372,524,497)			$387,748,924

Floating Rate Notes 2.2%

HEALTH CARE — HOSPITAL 1.7%
Minneapolis & St. Paul Housing & Redevelopment Authority(e) Revenue Bonds Allina Health Systems VRDN Series 2009B-2 (JP Morgan Chase Bank)
11/15/35	0.090%	$3,500,000	$3,500,000
VRDN Series 2009B-1
11/15/35	0.080%	3,100,000	3,100,000

Total			6,600,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  21

Portfolio of Investments (continued)

Issue	Coupon	Principal
Description	Rate	Amount	Value

Floating Rate Notes (continued)
MISCELLANEOUS REVENUE 0.5%
City of Brooklyn Center Revenue Bonds BCC Associates LLC VRDN Series 2001 (U.S. Bank)(e)
12/01/14	0.060%	$600,000	$600,000
St. Paul Port Authority Revenue Bonds Minnesota Public Radio Project VRDN Series 2005-7 (JP Morgan Chase Bank)(e)
05/01/25	0.080%	1,500,000	1,500,000

Total			2,100,000

Total Floating Rate Notes
(Cost: $8,700,000)			$8,700,000

	Shares	Value

Money Market Fund —%

JPMorgan Tax-Free Money Market Fund, 0.000%(f)	172,750	$172,750

Total Money Market Fund
(Cost: $172,750)		$172,750

Total Investments
(Cost: $381,397,247)		$396,621,674
Other Assets & Liabilities, Net		4,742,584

Total Net Assets		$401,364,258

Notes to Portfolio of Investments

(a)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 2.81% of net assets at August 31, 2011.

(b)	At August 31, 2011, the value of securities subject to alternative minimum tax represented 5.19% of net assets.

(c)	Zero coupon bond.

(d)	Variable rate security. The interest rate shown reflects the rate as of August 31, 2011.

(e)	The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions, rate shown is the effective rate on August 31, 2011.

(f)	The rate shown is the seven-day current annualized yield at August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

22  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  23

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

The accompanying Notes to Financial Statements are an integral part of this statement.

24  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of August 31, 2011:

	Fair Value at August 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Bonds
Municipal Bonds	$ —	$387,748,924	$—	$387,748,924

Total Bonds	—	387,748,924	—	387,748,924

Other
Floating Rate Notes	—	8,700,000	—	8,700,000
Unaffiliated Money Market Fund(c)	172,750	—	—	172,750

Total Other	172,750	8,700,000	—	8,872,750

Total	$172,750	$396,448,924	$—	$396,621,674

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at August 31, 2011.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  25

Statement of Assets and Liabilities
August 31, 2011

Assets
Investments, at value
(identified cost $381,397,247)	$396,621,674
Receivable for:
Capital shares sold	1,503,738
Investments sold	25,562
Interest	5,148,145
Expense reimbursement due from Investment Manager	3,224

Total assets	403,302,343

Liabilities
Payable for:
Capital shares purchased	469,370
Dividend distributions to shareholders	1,295,591
Investment management fees	4,387
Distribution fees	3,305
Transfer agent fees	13,329
Administration fees	747
Other expenses	151,356

Total liabilities	1,938,085

Net assets applicable to outstanding capital stock	$401,364,258

The accompanying Notes to Financial Statements are an integral part of this statement.

26  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Represented by
Paid-in capital	$384,400,737
Undistributed net investment income	217,154
Accumulated net realized gain	1,521,940
Unrealized appreciation (depreciation) on:
Investments	15,224,427

Total — representing net assets applicable to outstanding capital stock	$401,364,258

Net assets applicable to outstanding shares
Class A	$372,829,764
Class B	$2,687,519
Class C	$25,068,372
Class Z	$778,603
Shares outstanding
Class A	69,566,395
Class B	500,690
Class C	4,677,250
Class Z	145,347
Net asset value per share
Class A(a)	$5.36
Class B	$5.37
Class C	$5.36
Class Z	$5.36

(a)	The maximum offering price per share for Class A is $5.63. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  27

Statement of Operations
Year ended August 31, 2011

Net investment income
Income:
Interest	$17,528,723
Expenses:
Investment management fees	1,445,485
Distribution fees
Class A	832,167
Class B	46,928
Class C	222,304
Transfer agent fees
Class A	182,873
Class B	2,530
Class C	12,218
Class Z	99
Administration fees	248,745
Compensation of board members	8,754
Custodian fees	5,155
Printing and postage fees	49,963
Registration fees	60,207
Professional fees	35,003
Other	16,397

Total expenses	3,168,828
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(123,745)

Total net expenses	3,045,083

Net investment income	14,483,640

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,634,942
Futures contracts	(803,992)

Net realized gain	2,830,950
Net change in unrealized appreciation (depreciation) on:
Investments	(8,455,415)
Futures contracts	921,807

Net change in unrealized depreciation	(7,533,608)

Net realized and unrealized loss	(4,702,658)

Net increase in net assets resulting from operations	$9,780,982

The accompanying Notes to Financial Statements are an integral part of this statement.

28  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

	2011(a)	2010
Operations
Net investment income	$14,483,640	$13,555,198
Net realized gain	2,830,950	2,016,061
Net change in unrealized appreciation (depreciation)	(7,533,608)	17,837,727

Net increase in net assets resulting from operations	9,780,982	33,408,986

Distributions to shareholders from:
Net investment income
Class A	(13,551,373)	(12,657,930)
Class B	(155,995)	(291,452)
Class C	(739,654)	(540,302)
Class Z	(7,779)	—
Net realized gains
Class A	(64,546)	—
Class B	(1,085)	—
Class C	(4,359)	—

Total distributions to shareholders	(14,524,791)	(13,489,684)

Increase in net assets from share transactions	50,780,276	12,321,225

Total increase in net assets	46,036,467	32,240,527
Net assets at beginning of year	355,327,791	323,087,264

Net assets at end of year	$401,364,258	$355,327,791

Undistributed net investment income	$217,154	$165,051

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  29

Statement of Changes in Net Assets (continued)

	Year ended August 31,
	2011(a)		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	6,261,252	32,838,154	7,034,394	37,207,620
Fund merger	11,536,094	58,610,896	—	—
Conversions from Class B	371,492	1,966,762	617,718	3,304,794
Distributions reinvested	2,149,506	11,245,220	1,967,844	10,438,744
Redemptions	(10,952,832)	(56,853,447)	(7,854,631)	(41,510,181)

Net increase	9,365,512	47,807,585	1,765,325	9,440,977

Class B shares
Subscriptions	11,038	59,105	88,218	465,460
Distributions reinvested	26,855	140,337	48,196	255,516
Conversions to Class A	(371,475)	(1,966,762)	(617,718)	(3,304,794)
Redemptions	(219,049)	(1,135,385)	(221,359)	(1,173,555)

Net decrease	(552,631)	(2,902,705)	(702,663)	(3,757,373)

Class C shares
Subscriptions	1,337,470	6,999,197	1,459,649	7,728,212
Fund merger	314,741	1,598,401	—	—
Distributions reinvested	125,181	654,335	86,617	459,808
Redemptions	(797,068)	(4,138,526)	(292,815)	(1,550,399)

Net increase	980,324	5,113,407	1,253,451	6,637,621

Class Z shares
Subscriptions	146,163	766,239	—	—
Distributions reinvested	820	4,347	—	—
Redemptions	(1,636)	(8,597)	—	—

Net increase	145,347	761,989	—	—

Total net increase	9,938,552	50,780,276	2,316,113	12,321,225

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

30  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Aug. 31
Per share data	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.47	$5.16	$5.11	$5.14	$5.27

Income from investment operations:
Net investment income	0.21	0.22	0.21	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.10)	0.30	0.05	(0.03)	(0.13)

Total from investment operations	0.11	0.52	0.26	0.18	0.06

Less distributions to shareholders from:
Net investment income	(0.22)	(0.21)	(0.21)	(0.21)	(0.19)
Net realized gains	0.00 (a)	—	—	—	—

Total distributions to shareholders	(0.22)	(0.21)	(0.21)	(0.21)	(0.19)

Net asset value, end of period	$5.36	$5.47	$5.16	$5.11	$5.14

Total return	2.09%	10.38%	5.50%	3.50%	1.26%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(c)	0.82%	0.82%	0.88%	0.99%	1.05%

Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)(d)	0.79%	0.79%	0.84%	0.95% (e)	0.99%

Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	0.82%	0.82%	0.83%	0.83%	0.85%

Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(d)	0.79%	0.79%	0.79%	0.79% (e)	0.79%

Net investment income	4.08%	4.08%	4.31%	4.05%	3.70%

Supplemental data
Net assets, end of period (in thousands)	$372,830	$329,335	$301,421	$289,301	$287,818

Portfolio turnover	22%	21%	33%	23%	26%

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  31

Financial Highlights (continued)

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

32  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Class B	Year ended Aug. 31
Per share data	2011	2010	2009	2008	2007
Net asset value, beginning of period	$5.48	$5.16	$5.12	$5.15	$5.27

Income from investment operations:
Net investment income	0.18	0.18	0.18	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.11)	0.31	0.04	(0.03)	(0.11)

Total from investment operations	0.07	0.49	0.22	0.14	0.04

Less distributions to shareholders from:
Net investment income	(0.18)	(0.17)	(0.18)	(0.17)	(0.16)
Net realized gains	0.00 (a)	—	—	—	—

Total distributions to shareholders	(0.18)	(0.17)	(0.18)	(0.17)	(0.16)

Net asset value, end of period	$5.37	$5.48	$5.16	$5.12	$5.15

Total return	1.33%	9.75%	4.50%	2.72%	0.70%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(c)	1.58%	1.57%	1.63%	1.75%	1.80%

Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)(d)	1.54%	1.55%	1.59%	1.70% (e)	1.75%

Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	1.58%	1.57%	1.58%	1.59%	1.60%

Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(d)	1.54%	1.55%	1.54%	1.54% (e)	1.55%

Net investment income	3.32%	3.31%	3.56%	3.29%	2.93%

Supplemental data
Net assets, end of period (in thousands)	$2,688	$5,768	$9,062	$13,969	$19,654

Portfolio turnover	22%	21%	33%	23%	26%

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  33

Financial Highlights (continued)

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

34  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Class C	Year ended Aug. 31
Per share data	2011		2010	2009	2008	2007
Net asset value, beginning of period	$5.47		$5.16	$5.12	$5.15	$5.27

Income from investment operations:
Net investment income	0.17		0.18	0.18	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.10)		0.30	0.04	(0.03)	(0.11)

Total from investment operations	0.07		0.48	0.22	0.14	0.04

Less distributions to shareholders from:
Net investment income	(0.18)		(0.17)	(0.18)	(0.17)	(0.16)
Net realized gains	(0.00	)(a)	—	—	—	—

Total distributions to shareholders	(0.18)		(0.17)	(0.18)	(0.17)	(0.16)

Net asset value, end of period	$5.36		$5.47	$5.16	$5.12	$5.15

Total return	1.33%		9.56%	4.51%	2.72%	0.70%

Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)(c)	1.57%		1.57%	1.63%	1.75%	1.80%

Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)(d)	1.54%		1.54%	1.59%	1.70% (e)	1.75%

Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	1.57%		1.57%	1.58%	1.59%	1.60%

Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(d)	1.54%		1.54%	1.54%	1.54% (e)	1.55%

Net investment income	3.33%		3.32%	3.55%	3.29%	2.94%

Supplemental data
Net assets, end of period (in thousands)	$25,068		$20,225	$12,605	$8,460	$7,032

Portfolio turnover	22%		21%	33%	23%	26%

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  35

Financial Highlights (continued)

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.
(e)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

36  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Class Z	Year ended
Per share data	Aug. 31, 2011(a)
Net asset value, beginning of period	$5.46

Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain (loss) on investments	(0.09)

Total from investment operations	0.11

Less distributions to shareholders from:
Net investment income	(0.21)
Net realized gains	(0.00	)(b)

Total distributions to shareholders	(0.21)

Net asset value, end of period	$5.36

Total return	2.22%

Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.54%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.54%	(d)

Net investment income	4.25%	(d)

Supplemental data
Net assets, end of period (in thousands)	$779

Portfolio turnover	22%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.
(b)	Rounds to less than $0.01.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  37

Notes to Financial Statements
August 31, 2011

NOTE 1.	ORGANIZATION

Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Special Tax-Exempt Series Trust, a Massachusetts business trust, was reorganized into a newly formed series of the Trust.

Fund Shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus. Class Z shares commenced operations on September 27, 2010.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain

38  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements (continued)

different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments
The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

40  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at August 31, 2011
At August 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended August 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Future
Risk Exposure Category	Contracts
Interest rate contracts	$(803,992)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Future
Risk Exposure Category	Contracts
Interest rate contracts	$921,807

Volume of Derivative Instruments for the Year Ended August 31, 2011

Contracts
Opened
Futures Contracts	197

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

Delayed Delivery Securities and Forward Sale Commitments
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the

42  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

NOTE 3.	FEES AND COMPENSATION PAID TO AFFILIATES

Investment Management Fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.40% to 0.27% as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.41% to 0.25% as the Fund’s net assets increased. The management fee rate for the year ended August 31, 2011 was 0.40% of the Fund’s average daily net assets.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the year ended August 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended August 31, 2011, other expenses paid to this company were $2,266.

Compensation of Board Members
Board members are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Funds.

44  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Prior to September 7, 2010, the Transfer Agent received annual account-based service fees for Class A, Class B and Class C shares which amount varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer and Dividend Disbursing Agent Agreement effective September 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended August 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.06%
Class B	0.05
Class C	0.06
Class Z	0.06

In connection with the acquisition of Seligman Minnesota Municipal Fund (see Note 7), the Fund assumed the assets and obligations of Seligman Minnesota Municipal Fund, which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent for Seligman Minnesota Municipal Fund, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $83,187. The liability remaining at August 31, 2011 for non-recurring charges associated with the lease amounted to $54,192 and is included within other accrued expenses in the Statement of Assets and Liabilities.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  45

Notes to Financial Statements (continued)

Distribution Fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $154,000 and $166,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $372,528 for Class A, $478 for Class B and $3,841 for Class C for the year ended August 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates
Effective November 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through October 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Prior to November 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

46  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.51

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

NOTE 4.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for futures contracts and market discount were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$(1,197)
Accumulated net realized gain	6,564
Paid-in capital	(5,367)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  47

Notes to Financial Statements (continued)

The tax character of distributions paid during the years indicated was as follows:

Year ended August 31,	2011	2010
Ordinary Income	$14,454,801	$13,489,684
Long-Term Capital Gains	69,990	—

At August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,687,842
Undistributed accumulated long-term gain	2,595,687
Accumulated realized gain	—
Unrealized [appreciation/depreciation]	13,975,583

At August 31, 2011, the cost of investments for federal income tax purposes was $382,632,886 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,476,429
Unrealized depreciation	$(1,487,641)

Net unrealized app/depreciation	$13,988,788

For the year ended August 31, 2011, $173,241 of capital loss carryforward from prior years was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

48  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

NOTE 5.	PORTFOLIO INFORMATION

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $75,743,431 and $90,622,745, respectively, for the year ended August 31, 2011.

NOTE 6.	LINE OF CREDIT

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended August 31, 2011.

NOTE 7.	FUND MERGER

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Minnesota Municipal Fund. The

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  49

Notes to Financial Statements (continued)

reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $322,141,805 and the combined net assets immediately after the acquisition were $382,351,102.

The merger was accomplished by a tax-free exchange of 8,349,212 shares of Seligman Minnesota Municipal Fund valued at $60,209,297 (including unrealized depreciation of $151,347).

In exchange for Seligman Minnesota Municipal Fund shares, the Fund issued the following number of shares:

Shares
Class A	11,536,094
Class C	314,741

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Minnesota Municipal Fund’s cost of investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Minnesota Municipal Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2010, Columbia Minnesota Tax-Exempt Fund’s pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $16.0 million, $3.0 million, $(12.0 million) and $7.0 million, respectively.

50  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

NOTE 8.	SIGNIFICANT RISKS

Non-Diversification Risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk
Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

NOTE 9.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

NOTE 10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  51

Notes to Financial Statements (continued)

the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

52  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Minnesota Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Minnesota Tax-Exempt Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

54  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Minnesota Tax-Exempt Fund of the Columbia Funds Series Trust II at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 21, 2011

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  55

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended August 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Exempt-Interest Dividends	99.72%

Tax-exempt distributions are exempt from federal income taxes and should not be included in the shareholders’ gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for August 31, 2011 was 5.90%.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

56  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  57

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

58  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  59

Board Members and Officers (continued)

Independent Board Members (continued)

			Number of
			funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

60  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager*

Number of
funds in the
Name,	Position held		Fund Family	Other present or
address,	with funds and	Principal occupation	overseen by	past directorships/ trusteeships (within
age	length of service	during past five years	Board member	past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  61

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

62  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  63

Board Members and Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

64  COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA MINNESOTA TAX-EXEMPT FUND — 2011 ANNUAL REPORT  65

Columbia Minnesota Tax-Exempt Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6328 AL (10/11)

Item 2.	Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services
Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended August 31, 2010 includes fees paid by two series that were re-domiciled into the registrant on March 7, 2011.
(a)	Audit Fees. The fees for the years ended August 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:
2011: $73,101                      2010: $52,974
(b)	Audit-Related Fees. The fees for the years ended August 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:
2011: $5,660                      2010: $3,930
The fees for the years ended August 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review were as follows:
2011: $156,000                      2010: $0
(c)	Tax Fees. The fees for the years ended August 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:
2011: $9,947                      2010: $6,710
The fees for the years ended August 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:
2011: $124,620                      2010: $60,000
(d)	All Other Fees. The fees for the years ended August 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:
2011: $0                      2010: $0
The fees for the years ended August 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:
2011: $0                      2010: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.
(g)	Non-Audit Fees. The fees for the years ended August 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:
2011: $1,961,307                      2010: $2,406,601
(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date October 24, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	October 24, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date October 24, 2011